UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-21980

Exact name of registrant as specified in charter:	abrdn Total Dynamic Dividend Fund

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari
abrdn Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2025

Item 1. Reports to Stockholders.

(a)

abrdn Global Dynamic Dividend Fund (AGD)
abrdn Total Dynamic Dividend Fund (AOD)
Annual Report
October 31, 2025
aberdeeninvestments.com

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Annual Report, which covers the activities of abrdn Global Dynamic Dividend Fund ("AGD") and abrdn Total Dynamic Dividend Fund ("AOD") (collectively, the "Funds" and each a "Fund"), for the fiscal year ended October 31, 2025. The primary investment objective for AGD is to seek high current dividend income, more than 50% of which qualifies for the reduced federal income tax rate, as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The primary investment objective for AOD is to seek high current dividend income. The Funds also focus on long-term growth of capital as a secondary investment objective.
Total Investment Return1
For the fiscal year ended October 31, 2025, the total return to shareholders of the Funds based on the net asset value (“NAV”) and market price of the Funds, respectively, compared to the Funds' benchmark is as follows:
	AGD	AOD
NAV[2],[3]	17.87%	18.88%
Market Price[2]	29.47%	25.11%
MSCI AC World Index (Net DTR)[4]	22.64%	22.64%
For more information about AGD or AOD performance, please visit the Funds on the web at www.Aberdeenagd.com (AGD) and www.Aberdeenaod.com (AOD), respectively. On the web you can view quarterly commentary on the Funds' performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below tables represent comparison between the current fiscal year end and the prior fiscal year end of each Fund's market price to NAV and associated Premium(+) and Discount(-).
	AGD
	NAV	Closing Market Price	Premium(+)/ Discount(-)
10/31/2025	$11.63	$11.63	–%
10/31/2024	$11.15	$10.16	-8.88%
During the fiscal year ended October 31, 2025, AGD’s NAV was within a range of $9.51 to $11.78 and AGD’s market price traded within a range of $8.74 to $13.89. During the fiscal year ended October 31, 2025, AGD’s shares traded within a range of a premium(+)/discount(-) of -10.76% to 19.02%.
	AOD
	NAV	Closing Market Price	Premium(+)/ Discount(-)
10/31/2025	$10.05	$9.59	-4.58%
10/31/2024	$9.65	$8.75	-9.33%
During the fiscal year ended October 31, 2025, AOD's NAV was within a range of $8.24 to $10.18 and AOD's market price traded within a range of $7.42 to $9.74. During the fiscal year ended October 31, 2025, the AOD's shares traded within a range of a premium(+)/discount(-) of -12.16% to -3.88%.
Aberdeen Name Change
On March 4, 2025, abrdn plc, the parent company of the Fund's adviser, announced that it would change its name, and from that date, will use 'Aberdeen' as the principal trading identity for its Investments business. On March 12, 2025, abrdn plc completed the steps to legally change its name to Aberdeen Group plc. Aberdeen has retained 'abrdn' as an operational abbreviation across its subsidiary legal entities (including the Fund's adviser, fund names and descriptors).

{foots1}
[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. NAV return data includes investment management fees, custodial charges and administrative fees (such as Trustee and legal fees) and assumes the reinvestment of all distributions.
{foots1}
[2]	Assuming the reinvestment of dividends and distributions.
{foots1}
[3]	The Funds' total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
{foots1}
[4]	The Morgan Stanley Capital International (MSCI) All Country (AC) World Index Net DailyTotal Return (DTR) is an unmanaged index considered representative of developed and emerging market stock markets. The index is calculated net of withholding taxes to which the Funds are generally subject. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
2025 Annual Report	1

Letter to Shareholders  (unaudited)  (continued)

Distribution Policy
The Funds have a managed distribution policy of paying monthly distributions at an annual rate, set once a year, as a percentage of the rolling average of the Fund’s NAV over the preceding month-end prior to declaration date. The Board determined the rolling distribution rate to be 12% commencing with the distribution payable in August 2024. The policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.
Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.
On November 11, 2025 and December 9, 2025, AGD announced that it will pay on November 28, 2025 and January 12, 2026, respectively, a distribution per share of $0.12 and $0.12, respectively, to all shareholders of record as of November 21, 2025 and December 31, 2025, respectively.
On November 11, 2025 and December 9, 2025, AOD announced that it will pay on November 28, 2025 and January 12, 2026, respectively, a distribution per share of $0.10 and $0.10 to all shareholders of record as of November 21, 2025 and December 31, 2025, respectively.
Each Fund's policy is to provide investors with a stable monthly distribution out of current income, and, to the extent necessary, paid-in capital, which is a nontaxable return of capital. This policy is subject to an annual review as well as regular review at the quarterly meetings of each Fund's Board of Trustees (each, a "Board" and collectively, the "Boards") unless market conditions require an earlier evaluation.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and a Fund's shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Funds' transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Funds' transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Funds' transfer agent.
Open Market Repurchase Program
The Board has approved an open market repurchase and discount management policy (the “Program”). The Program allows each Fund to purchase, in the open market, up to 10% of its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Funds' investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Funds report repurchase activity on its website on a monthly basis. For the fiscal year ended October 31, 2025, the Funds did not repurchase any shares through the Program.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter.
Portfolio Holdings Disclosure
The Funds' complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Funds' semi-annual and annual reports to shareholders. Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Funds make the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at www.sec.gov.
Investor Relations Information
As part of Aberdeen’s commitment to shareholders, we invite you to visit the Funds on the web at www.Aberdeenagd.com (AGD) and www.Aberdeenaod.com (AOD) Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, as well as other Fund literature. Enroll in Aberdeen's email services to receive content related to your fund. In addition, you will receive monthly factsheets based on your preferences. Sign up today at www.Aberdeenagd.com (AGD) and www.Aberdeenaod.com (AOD).
Contact Us:
•	Visit: www.Aberdeenagd.com (AGD) and www.Aberdeenaod.com (AOD)
•	Call: 1-800-522-5465 (toll free in the U.S.).

2	2025 Annual Report

Letter to Shareholders  (unaudited)  (concluded)

Yours sincerely,
/s/ Alan Goodson
Alan Goodson
President
{foots1}
All amounts are U.S. Dollars unless otherwise stated.
2025 Annual Report	3

abrdn Global Dynamic Dividend Fund
Report of the Investment Adviser (unaudited)

Market review
Global equities recorded robust gains over the 12-month period ended October 31, 2025, with emerging markets, particularly China and Japan, among the strongest performers. The U.S., Europe excluding the U.K., and the U.K. also produced positive returns, with U.K. large-cap indices outperforming their mid- and small-cap counterparts. Markets were supported by steady economic expansion and easing inflation, which lifted expectations for monetary policy easing1. Sentiment improved early in the period after Donald Trump’s November 2024, presidential re-election, as investors judged his pro-growth policy agenda to be supportive of corporate earnings. Later in 2024, however, concerns that parts of his program could reignite inflation moderated risk appetite. Confidence strengthened again in early 2025 as hopes of a soft landing and continued disinflation2 grew. A sharp market decline followed in April when worries about the economic consequences of U.S. tariffs resurfaced, though equities rebounded once several measures were delayed or diluted. The partial U.S. government shutdown in October 2025, caused by a failed budget agreement, added further political and economic uncertainty but had only a brief impact on markets. Overall, global equities finished the period higher, supported by expectations of further interest-rate reductions from the U.S. Federal Reserve and an improving global economic backdrop despite ongoing geopolitical tensions.
Fund performance review
The abrdn Global Dynamic Dividend Fund (the “Fund”), on a net asset value3 basis, returned 17.87% for the 12-month period ending October 31, 2025, versus the 22.64% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index Net DailyTotal Return (DTR).4
The Fund recorded a positive total return but underperformed its benchmark due to both stock selection and sector allocation. Consumer discretionary5 was the main detractor because of stock selection, although there was a small positive effect from being underweight6. Consumer staples7 also detracted due to stock selection and, to a lesser extent, an overweight8 position. Regionally, North America detracted the most from returns due to stock selection. Europe ex-U.K. also detracted because of stock selection and, to a lesser extent, an overweight exposure.
The largest detractors included the Fund’s lack of exposure to U.S. semiconductor designer NVIDIA and U.S. electric-vehicle company Tesla, as well as holdings in U.S. retailer Target Corporation (‘Target”) and Danish pharmaceutical company Novo Nordisk. Not holding NVIDIA negatively affected relative returns, as its shares performed strongly. The company is not held by the Fund as it pays only a minimal dividend. Shares in Target sold off during the period amid declining consumer sentiment and fears that extremely high reciprocal tariffs on Chinese imports could hurt its business if not reduced to a more manageable level. We continue to hold Target in the fund given its earnings recovery potential over the next 12–18 months, supported by cost discipline, margin recapture, and traffic normalization. Novo Nordisk announced a new CEO, promoted from within, which disappointed investors who had hoped that the company would look externally for fresh leadership. We continue to own Novo Nordisk given its leadership in GLP-1 therapies, unmatched manufacturing scale, and expanding pipeline across therapies for obesity, diabetes, and beyond. Despite near-term pricing pressures, structural demand growth, resilient margins, and late-stage innovation support expectations for sustained double-digit earnings growth, not holding Tesla negatively affected relative returns, as its

{foots1}
1	Monetary policy easing - Measures taken by a central bank, such as lowering interest rates or expanding asset holdings, to make borrowing cheaper, increase economic growth and prevent low inflation or deflation (falling prices).
{foots1}
2	Disinflation – A slowdown in the rate of inflation, meaning prices are still rising but at a slower pace than before.
{foots1}
3	A key measure of the value of a company, fund or trust – the total value of assets less liabilities, divided by the number of shares.
{foots1}
4	The Morgan Stanley Capital International (MSCI) All Country (AC) World Index Net DailyTotal Return (DTR) is a total return index that is designed to represent general trends in global equities, with net dividends reinvested. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit https://www.abrdn.com.
{foots1}
5	Consumer discretionary - Industries associated with goods and services that rely upon consumers and are sensitive to changes in the economy. Examples include retailers and media companies.
{foots1}
6	Underweight – A portfolio holding less of a particular security, sector or region than the security, sector or region’s weight in the benchmark portfolio.
{foots1}
7	Consumer staples - Industries associated with goods and services that consumers tend to buy in any economic climate and thus are less sensitive to changes in the economy. Examples include food and drugs.
{foots1}
8	Overweight – A portfolio holding more of a particular security, sector or region than the security, sector or region’s weight in the benchmark portfolio.
4	2025 Annual Report

abrdn Global Dynamic Dividend Fund  (continued)
Report of the Investment Adviser (unaudited)

shares performed strongly. The company is not held by the Fund as it does not pay a dividend.
Information technology was the largest positive contributor as positive stock selection was only slightly offset by a negative effect from being underweight. Utilities also added value because of stock selection, although there was a small negative impact from an overweight position. Regionally, Asia Pacific exJapan contributed the most to relative returns because of stock selection. Additionally, Japan added value due to stock selection, although there was a small negative effect from being underweight.
The top individual positive contributors included U.S. semiconductor company Broadcom, South Korean electronics company Samsung Electronics, and U.K. defense and aerospace company BAE Systems. Broadcom was a leading positive contributor, supported by strong demand for its artificial intelligence (AI)-related products and growing investor confidence in its custom application-specific integrated circuits9 business for large cloud and AI customers. Sentiment improved further after the company announced a multi-year collaboration with OpenAI to co-develop and deploy 10 gigawatts of AI accelerators10 and networking systems, reinforcing its position as a key supplier of infrastructure for next-generation AI workloads. Samsung Electronics, another key contributor, is advancing its high-bandwidth memory11 roadmap and enjoying higher prices for dynamic random-access memory12 and flash memory13 chips. BAE Systems, the U.K.-based defense company, looks well positioned to benefit from increased defense spending by EU countries as the region seeks to reduce its reliance on the U.S.
The Fund continued to employ derivatives14 to hedge15 a portion of its euro currency exposure during the reporting period.
The Fund generates income through a combination of investing in companies that pay dividends and implementing a dividend-capture strategy. In a dividend-capture trade, the Fund purchases a stock prior to its ex-dividend date and sells it afterward, with the holding period differing for each trade. The Fund reinvests the proceeds into other dividend-paying stocks before their ex-dividend dates. While employing this strategy, the Fund targets companies that pay both regular and special dividends.
The Fund continued to apply its managed distribution policy during the reporting period. Under this policy, monthly payments are set at 12% of the average daily net asset value from the prior month-end. Distributions to shareholders may comprise net investment income, realized capital gains, or, where necessary, returns of capital. For the fiscal year ended October 31, 2025, the Fund distributed a total of $1.32 per share. This policy did not have a significant effect on the Fund’s investment strategy over the period.
Outlook
Macroeconomic and political factors remain as unpredictable as ever. Trade and tariff negotiations now appear to be nearing resolution, and the immediate fear of an inflationary spike due to the Liberation Day tariff16 announcements continue to ease. Many countries have secured lower-than-initially-feared tariff rates, which should help temper further inflation pressures. However, overall tariffs remain higher than pre-Liberation Day levels, leaving lingering concerns around their long-term economic impact. At the same time, global central banks remain divided in their policy stance, with some signaling caution due to persistent inflation, while others are cutting rates amid signs of slowing growth. Labor markets are showing early signs of softening, and consumer sentiment is mixed, adding to the lack of clarity around the near-term direction of the economy.
In this environment of uncertainty, dividend-paying shares offer a compelling combination of defensiveness and income stability. Companies with strong balance sheets and consistent dividend policies tend to weather economic volatility better, providing investors with a reliable return even when growth slows. With interest rates fluctuating and market sentiment mixed, we believe dividends can serve as a cushion against downside risk while supporting long-term value creation.

{foots1}
9	Application-specific integrated circuits – Chips designed to perform one specialized task extremely efficiently rather than handling many different tasks like a general-purpose processor.
{foots1}
10	Artificial intelligence accelerators – Specialized chips built to process artificial intelligence calculations much faster than standard processors.
{foots1}
11	High-bandwidth memory – A very fast type of memory placed close to a processor so data can move quickly, improving performance in demanding computing tasks such as artificial intelligence.
{foots1}
12	Dynamic random-access memory – The main working memory used in computers and smartphones. It stores information temporarily so applications can run smoothly.
{foots1}
13	Flash memory – A type of storage that keeps data even when power is turned off. It is used in solid-state drives, memory cards and smartphones.
{foots1}
14	Derivative – A financial contract whose value is based on an underlying asset.
{foots1}
15	Hedge – To reduce risk by taking an offsetting position in a related asset.
{foots1}
16	"Liberation Day" tariffs – Higher import taxes announced on April 2, 2025 by the US administration under President Trump as part of its trade policy.
2025 Annual Report	5

abrdn Global Dynamic Dividend Fund  (concluded)
Report of the Investment Adviser (unaudited)

Risk Considerations
Past performance is not an indication of future results.
Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to risks associated with less stringent accounting and regulatory standards, the impact of currency exchange rate fluctuation, political and economic instability, reduced information about issuers, higher transaction costs and delayed settlement. Equity stocks of small- and mid-cap companies carry greater risk, and more volatility, than equity stocks of larger, more established companies. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. The use of leverage will also increase market exposure and magnify risk.
abrdn Investments Limited

6	2025 Annual Report

abrdn Total Dynamic Dividend Fund
Report of the Investment Adviser (unaudited)

Market review
Global equities recorded robust gains over the 12-month period ended October 31, 2025, with emerging markets, particularly China and Japan, among the strongest performers. The U.S., Europe excluding the U.K., and the U.K. also produced positive returns, with U.K. large-cap indices outperforming their mid- and small-cap counterparts. Markets were supported by steady economic expansion and easing inflation, which lifted expectations for monetary policy easing1. Sentiment improved early in the period after Donald Trump’s November 2024, presidential re-election, as investors judged his pro-growth policy agenda to be supportive of corporate earnings. Later in 2024, however, concerns that parts of his program could reignite inflation moderated risk appetite. Confidence strengthened again in early 2025 as hopes of a soft landing and continued disinflation2 grew. A sharp market decline followed in April when worries about the economic consequences of U.S. tariffs resurfaced, though equities rebounded once several measures were delayed or diluted. The partial U.S. government shutdown in October 2025, caused by a failed budget agreement, added further political and economic uncertainty but had only a brief impact on markets. Overall, global equities finished the period higher, supported by expectations of further interest-rate reductions from the U.S. Federal Reserve and an improving global economic backdrop despite ongoing geopolitical tensions.
Fund performance review
The abrdn Total Dynamic Dividend Fund (the “Fund”), on a net asset value3 basis, returned 18.88% for the 12-month period ended October 31, 2025, versus the 22.64% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index Net DailyTotal Return (DTR).4
The Fund recorded a positive total return but underperformed its benchmark due to both stock selection and sector allocation.
Consumer discretionary5 was the main detractor because of stock selection, although there was a small positive effect from being underweight6. Healthcare also detracted due to stock selection and, to a lesser extent, an overweight7 position. Regionally, North America detracted the most from returns due to stock selection. Europe ex-U.K. also detracted because of stock selection and, to a lesser extent, an overweight exposure.
The largest detractors included the Fund’s lack of exposure to U.S. semiconductor designer NVIDIA and U.S. electric-vehicle company Tesla, as well as holdings in U.S. retailer Target Corporation (“Target”) and Danish pharmaceutical company Novo Nordisk. Not holding NVIDIA negatively affected relative returns, as its shares performed strongly. The company is not held by the Fund as it pays only a minimal dividend. Shares in Target  sold off during the period amid declining consumer sentiment and fears that extremely high reciprocal tariffs on Chinese imports could hurt its business if not reduced to a more manageable level. We continue to hold Target in the Fund given its earnings recovery potential over the next 12–18 months, supported by cost discipline, margin recapture, and traffic normalization. Novo Nordisk announced a new CEO, promoted from within, which disappointed investors who had hoped that the company would look externally for fresh leadership. We continue to own Novo Nordisk given its leadership in GLP-1 therapies, unmatched manufacturing scale, and expanding pipeline across therapies for obesity, diabetes, and beyond. Despite near-term pricing pressures, structural demand growth, resilient margins, and late-stage innovation support expectations for sustained double-digit earnings growth, not holding Tesla negatively affected relative returns, as its shares performed strongly. The company is not held by the Fund as it does not pay a dividend.
Information technology and communication services were the largest positive contributors as positive stock selection was only slightly offset by a negative effect from being underweight in both sectors.

{foots1}
1	Monetary policy easing – Measures taken by a central bank, such as lowering interest rates or expanding asset holdings, to make borrowing cheaper, increase economic growth and prevent low inflation or deflation (falling prices).
{foots1}
2	Disinflation – A slowdown in the rate of inflation, meaning prices are still rising but at a slower pace than before.
{foots1}
3	A key measure of the value of a company, fund or trust – the total value of assets less liabilities, divided by the number of shares.
{foots1}
4	The Morgan Stanley Capital International (MSCI) All Country (AC) World Index Net DailyTotal Return (DTR) is a total return index that is designed to represent general trends in global equities, with net dividends reinvested. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit https://www.abrdn.com.
{foots1}
5	Consumer discretionary - Industries associated with goods and services that rely upon consumers and are sensitive to changes in the economy. Examples include retailers and media companies.
{foots1}
6	Underweight – A portfolio holding less of a particular security, sector or region than the security, sector or region’s weight in the benchmark portfolio.
{foots1}
7	Overweight – A portfolio holding more of a particular security, sector or region than the security, sector or region’s weight in the benchmark portfolio.
2025 Annual Report	7

abrdn Total Dynamic Dividend Fund  (continued)
Report of the Investment Adviser (unaudited)

Regionally, Asia Pacific exJapan contributed the most to relative returns because of stock selection. Additionally, Japan added value due to stock selection, although there was a small negative effect from being underweight.
The top individual positive contributors included U.S. semiconductor company Broadcom, South Korean electronics company Samsung Electronics, and U.K. defense and aerospace company BAE Systems. Broadcom was a leading positive contributor, supported by strong demand for its artificial intelligence (AI)-related products and growing investor confidence in its custom application-specific integrated circuits8loud and AI customers. Sentiment improved further after the company announced a multi-year collaboration with OpenAI to co-develop and deploy 10 gigawatts of AI accelerators9 and networking systems, reinforcing its position as a key supplier of infrastructure for next-generation AI workloads. Samsung Electronics, another key contributor, is advancing its high-bandwidth memory10 roadmap and enjoying higher prices for dynamic random-access memory11 and flash memory12 chips. BAE Systems, the U.K.-based defense company, looks well positioned to benefit from increased defense spending by EU countries as the region seeks to reduce its reliance on the U.S.
The Fund continued to employ derivatives13 to hedge14 a portion of its euro currency exposure during the reporting period.
The Fund generates income through a combination of investing in companies that pay dividends and implementing a dividend-capture strategy. In a dividend-capture trade, the Fund purchases a stock prior to its ex-dividend date and sells it afterward, with the holding period differing for each trade. The Fund reinvests the proceeds into other dividend-paying stocks before their ex-dividend dates. While employing this strategy, the Fund targets companies that pay both regular and special dividends.
The Fund continued to apply its managed distribution policy during the reporting period. Under this policy, monthly payments are set at
12% of the average daily net asset value from the prior month-end. Distributions to shareholders may comprise net investment income, realized capital gains or, where necessary, returns of capital. For the fiscal year ended October 31, 2025, the Fund distributed a total of $1.17 per share. This policy did not have a significant effect on the Fund’s investment strategy over the period.
Outlook
Macroeconomic and political factors remain as unpredictable as ever. Trade and tariff negotiations now appear to be nearing resolution, and the immediate fear of an inflationary spike due to the Liberation Day tariff15 announcements continue to ease. Many countries have secured lower-than-initially-feared tariff rates, which should help temper further inflation pressures. However, overall tariffs remain higher than pre-Liberation Day levels, leaving lingering concerns around their long-term economic impact. At the same time, global central banks remain divided in their policy stance, with some signaling caution due to persistent inflation, while others are cutting rates amid signs of slowing growth. Labor markets are showing early signs of softening, and consumer sentiment is mixed, adding to the lack of clarity around the near-term direction of the economy.
In this environment of uncertainty, dividend-paying shares offer a compelling combination of defensiveness and income stability. Companies with strong balance sheets and consistent dividend policies tend to weather economic volatility better, providing investors with a reliable return even when growth slows. With interest rates fluctuating and market sentiment mixed, we believe dividends can serve as a cushion against downside risk while supporting long-term value creation.
Risk Considerations
Past performance is not an indication of future results.
Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to risks associated with less stringent accounting and regulatory standards, the impact of

{foots1}
8	Application-specific integrated circuits – Chips designed to perform one specialized task extremely efficiently rather than handling many different tasks like a general-purpose processor.
{foots1}
9	Artificial intelligence accelerators – Specialized chips built to process artificial intelligence calculations much faster than standard processors.
{foots1}
10	High-bandwidth memory – A very fast type of memory placed close to a processor so data can move quickly, improving performance in demanding computing tasks such as artificial intelligence.
{foots1}
11	Dynamic random-access memory – The main working memory used in computers and smartphones. It stores information temporarily so applications can run smoothly.
{foots1}
12	Flash memory – A type of storage that keeps data even when power is turned off. It is used in solid-state drives, memory cards and smartphones.
{foots1}
13	Derivative – A financial contract whose value is based on an underlying asset.
{foots1}
14	Hedge – To reduce risk by taking an offsetting position in a related asset.
{foots1}
15	"Liberation Day" tariffs – Higher import taxes announced on April 2, 2025 by the US administration under President Trump as part of its trade policy.
8	2025 Annual Report

abrdn Total Dynamic Dividend Fund  (concluded)
Report of the Investment Adviser (unaudited)

currency exchange rate fluctuation, political and economic instability, reduced information about issuers, higher transaction costs and delayed settlement. Equity stocks of small- and mid-cap companies carry greater risk, and more volatility, than equity stocks of larger, more established companies. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. The use of leverage will also increase market exposure and magnify risk.
abrdn Investments Limited

2025 Annual Report	9

abrdn Global Dynamic Dividend Fund
Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark for the 1-year, 3-year, 5-year and 10-year periods ended October 31, 2025.
AGD	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	17.87%	16.00%	12.26%	9.73%
Market Price	29.47%	20.74%	16.14%	11.66%
MSCI AC World Index (Net DTR)	22.64%	21.64%	14.61%	11.31%
Performance of a $10,000 Investment for AGD (as of October 31, 2025)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
abrdn Investments Limited (the "Adviser")  assumed responsibility for the management of the Fund as investment adviser on May 7, 2018. Performance prior to this date reflects the performance of an unaffiliated investment adviser.
Prior to June 30, 2025, the Adviser had entered into a written contract with the Fund to waive fees or limit expenses. This contract terminated on June 30, 2025. Absent such waivers and/or reimbursements, the Fund's returns would be lower. Additionally, abrdn Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower if the Fund's investor services fees exceeded such limit during the relevant period. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of October 31, 2025. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund or the sale of Fund shares. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenagd.com or by calling 800-522-5465.
The gross operating expense ratio excluding fee waivers based on the fiscal year ended October 31, 2025 was 1.34%. The net operating expense ratio net of fee waivers based on the fiscal year ended October 31, 2025 was 1.29%. The net operating expense ratio, net of fee waivers and excluding interest expense based on the fiscal year ended October 31, 2025, was 1.18%.
10	2025 Annual Report

abrdn Global Dynamic Dividend Fund
Portfolio Summary (as a percentage of net assets) (unaudited)
As of October 31, 2025

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”) Sectors. Industry allocation is shown below for any sector representing more than 25% of net assets.
Sectors-AGD
Information Technology	25.7%
Semiconductors & Semiconductor Equipment	11.0%
Technology Hardware, Storage & Peripherals	5.6%
Software	4.7%
IT Services	1.6%
Communications Equipment	1.5%
Electronic Equipment, Instruments & Components	1.3%
Financials	16.0%
Industrials	12.3%
Health Care	9.1%
Communication Services	8.2%
Consumer Discretionary	8.1%
Consumer Staples	6.6%
Utilities	5.9%
Energy	4.4%
Real Estate	2.5%
Materials	2.4%
Liabilities in Excess of Other Assets	(1.2%)
100.0%
The following table summarizes the composition of the Fund’s portfolio by geographic classification.
Countries-AGD
United States	61.8%
France	5.2%
Netherlands	5.0%
United Kingdom	5.0%
Germany	4.3%
Taiwan	4.2%
China	3.2%
Denmark	2.3%
South Korea	2.2%
Other, less than 2% each	8.0%
Liabilities in Excess of Other Assets	(1.2%)
100.0%
The following were the Fund’s top ten holdings as of October 31, 2025:
Top Ten Holdings-AGD
Broadcom, Inc.	3.9%
Microsoft Corp.	3.8%
Alphabet, Inc., Class C	3.8%
Apple, Inc.	3.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.9%
Samsung Electronics Co. Ltd.	2.2%
Tencent Holdings Ltd.	2.1%
ASML Holding NV	1.7%
Goldman Sachs Group, Inc.	1.6%
JPMorgan Chase & Co.	1.6%
2025 Annual Report	11

Portfolio of Investments
As of October 31, 2025
abrdn Global Dynamic Dividend Fund

Shares or Principal Amount		Value
COMMON STOCKS—99.0%
AUSTRALIA—1.2%
Materials—1.2%
Rio Tinto PLC, ADR	46,800	$ 3,357,432
BRAZIL—1.9%
Industrials—1.9%
Motiva Infraestrutura de Mobilidade SA	903,500	2,666,861
Rumo SA	933,800	2,763,241
		5,430,102
CANADA—1.0%
Energy—1.0%
Enbridge, Inc.(a)	59,800	2,787,876
CHINA—3.2%
Communication Services—2.1%
Tencent Holdings Ltd.	73,300	5,953,990
Industrials—1.1%
Contemporary Amperex Technology Co. Ltd., A Shares (Stock Connect)(b)	61,183	3,345,184
Total China		9,299,174
DENMARK—2.3%
Consumer Discretionary—0.6%
Pandora AS	13,000	1,739,513
Financials—1.0%
Tryg AS	113,300	2,792,730
Health Care—0.7%
Novo Nordisk AS, Class B	42,600	2,097,269
Total Denmark		6,629,512
FRANCE—5.2%
Consumer Discretionary—0.8%
LVMH Moet Hennessy Louis Vuitton SE	3,200	2,261,832
Consumer Staples—1.7%
Danone SA	33,200	2,932,112
Pernod Ricard SA	21,100	2,066,545
		4,998,657
Energy—0.9%
TotalEnergies SE, ADR(a)	41,200	2,564,288
Industrials—0.7%
Teleperformance SE	30,200	2,156,538
Utilities—1.1%
Engie SA	134,900	3,158,407
Total France		15,139,722
GERMANY—4.3%
Communication Services—1.0%
Deutsche Telekom AG	90,200	2,793,960
Consumer Discretionary—1.0%
Mercedes-Benz Group AG	45,800	2,971,712
Financials—0.9%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4,200	2,598,514
Utilities—1.4%
RWE AG	84,100	4,140,287
Total Germany		12,504,473
Shares or Principal Amount		Value

HONG KONG—1.2%
Financials—1.2%
Hong Kong Exchanges & Clearing Ltd.	64,500	$ 3,515,436
INDIA—0.5%
Utilities—0.5%
NTPC Ltd.	377,500	1,429,730
ISRAEL—0.7%
Energy—0.7%
Energean PLC	163,600	2,071,841
JAPAN—1.5%
Financials—1.5%
Mitsubishi UFJ Financial Group, Inc.	288,300	4,354,848
NETHERLANDS—5.0%
Financials—1.5%
ING Groep NV	173,300	4,327,243
Information Technology—3.5%
ASML Holding NV	4,600	4,863,623
BE Semiconductor Industries NV	19,600	3,341,723
NXP Semiconductors NV	9,700	2,028,464
		10,233,810
Total Netherlands		14,561,053
TAIWAN—4.2%
Information Technology—4.2%
Hon Hai Precision Industry Co. Ltd.	467,700	3,890,040
Taiwan Semiconductor Manufacturing Co. Ltd.	170,200	8,230,815
		12,120,855
UNITED KINGDOM—5.0%
Consumer Discretionary—0.9%
Taylor Wimpey PLC	1,878,300	2,598,140
Financials—1.1%
London Stock Exchange Group PLC	25,600	3,190,432
Health Care—1.4%
AstraZeneca PLC, ADR(a)	49,900	4,111,760
Industrials—0.9%
BAE Systems PLC	104,900	2,584,051
Real Estate—0.7%
UNITE Group PLC, REIT	252,100	1,880,469
Total United Kingdom		14,364,852
UNITED STATES—61.8%
Communication Services—5.1%
Alphabet, Inc., Class C(a)	39,200	11,047,344
Array Digital Infrastructure, Inc.	76,100	3,738,032
		14,785,376
Consumer Discretionary—4.8%
Lowe's Cos., Inc.(a)	16,100	3,833,893
Meritage Homes Corp.	39,200	2,648,352
NIKE, Inc., Class B	30,200	1,950,618
TJX Cos., Inc.(a)	25,300	3,545,542
Wyndham Hotels & Resorts, Inc.	26,200	1,923,866
		13,902,271
Consumer Staples—4.9%
Coca-Cola Co.(a)	47,100	3,245,190

See accompanying Notes to Financial Statements.
12	2025 Annual Report

Portfolio of Investments   (continued)
As of October 31, 2025
abrdn Global Dynamic Dividend Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Consumer Staples (continued)
Keurig Dr. Pepper, Inc.	103,700	$ 2,816,492
Mondelez International, Inc., Class A(a)	43,000	2,470,780
Nestle SA	28,810	2,752,751
Target Corp.(a)	30,200	2,800,144
		14,085,357
Energy—1.8%
SLB Ltd.	47,900	1,727,274
Williams Cos., Inc.(a)	59,400	3,437,478
		5,164,752
Financials—8.8%
Bank of America Corp.(a)	72,300	3,864,435
Blackstone, Inc.	22,900	3,358,056
CME Group, Inc.	12,300	3,265,527
Fidelity National Information Services, Inc.	39,539	2,471,978
Goldman Sachs Group, Inc.	6,000	4,736,220
JPMorgan Chase & Co.	14,800	4,604,576
MetLife, Inc.	41,000	3,272,620
		25,573,412
Health Care—7.0%
AbbVie, Inc.(a)	16,212	3,534,864
Becton Dickinson & Co.	12,400	2,216,004
CVS Health Corp.	33,200	2,594,580
Medtronic PLC(a)	29,000	2,630,300
Merck & Co., Inc.	32,400	2,785,752
Roche Holding AG	9,600	3,109,634
Sanofi SA	32,600	3,297,907
		20,169,041
Industrials—7.7%
FedEx Corp.(a)	13,700	3,477,334
Ferrovial SE	53,847	3,304,286
Honeywell International, Inc.	18,007	3,625,349
Lockheed Martin Corp.	6,000	2,951,280
Norfolk Southern Corp.	12,000	3,400,560
Schneider Electric SE	11,800	3,362,171
Waste Management, Inc.	10,600	2,117,562
		22,238,542
Information Technology—15.8%
Accenture PLC, Class A	10,200	2,551,020
Amdocs Ltd.	23,200	1,954,832
Analog Devices, Inc.	8,600	2,013,518
Apple, Inc.(a)	36,400	9,841,468
Broadcom, Inc.(a)	30,700	11,347,641
Cisco Systems, Inc.	57,700	4,218,447
Microsoft Corp.(a)	21,500	11,132,915
Oracle Corp.	10,400	2,731,144
		45,790,985
Materials—1.2%
Linde PLC	8,300	3,482,857
Shares or Principal Amount		Value

Real Estate—1.8%
American Tower Corp., REIT	15,300	$ 2,738,394
Gaming & Leisure Properties, Inc., REIT(a)	53,991	2,411,238
		5,149,632
Utilities—2.9%
CMS Energy Corp.(a)	42,200	3,103,810
FirstEnergy Corp.	59,600	2,731,468
NextEra Energy, Inc.(a)	33,700	2,743,180
		8,578,458
Total United States		178,920,683
Total Common Stocks		286,487,589
CORPORATE BONDS—0.0%
UNITED STATES—0.0%
Diversified Financial Services —0.0%
Fixed Income Pass-Through Trust, 0.00%, 01/15/2087(c)(d)(e)	$500,000	–
Total Corporate Bonds		–
PREFERRED STOCKS—2.2%
SOUTH KOREA—2.2%
Information Technology—2.2%
Samsung Electronics Co. Ltd.(a)	107,100	6,320,502
Total Preferred Stocks		6,320,502
Total Investments (Cost $220,796,009)(f)—101.2%		292,808,091
Long Term Debt Securities—(1.7%)		(5,025,548)
Other Assets in Excess of Liabilities—0.5%		1,475,852
Net Assets—100.0%		$289,258,395

(a)	All or a portion of the security has been designated as collateral for the line of credit.
(b)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	The maturity date presented for these instruments represents the next call/put date.
(e)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
Amounts listed as “–” are $0 or round to $0.

ADR	American Depositary Receipt
EUR	Euro Currency
PLC	Public Limited Company
REIT	Real Estate Investment Trust
USD	U.S. Dollar

See accompanying Notes to Financial Statements.
2025 Annual Report	13

Portfolio of Investments   (concluded)
As of October 31, 2025
abrdn Global Dynamic Dividend Fund

As of October 31, 2025, the Fund held the following forward foreign currency contracts:

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Euro
01/13/2026	Deutsche Bank AG	USD	22,922,487	EUR	19,400,000	$22,449,553	$472,934

See accompanying Notes to Financial Statements.
14	2025 Annual Report

abrdn Total Dynamic Dividend Fund
Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark for the 1-year, 3-year, 5-year and 10-year periods ended October 31, 2025.
AOD	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	18.88%	16.92%	12.77%	9.80%
Market Price	25.11%	20.53%	15.86%	11.24%
MSCI AC World Index (Net DTR)	22.64%	21.64%	14.61%	11.31%
Performance of a $10,000 Investment for AOD (as of October 31, 2025)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
abrdn Investments Limited (the "Adviser")  assumed responsibility for the management of the Fund as investment adviser on May 7, 2018. Performance prior to this date reflects the performance of an unaffiliated investment adviser.
Prior to June 30, 2025, the Adviser had entered into a written contract with the Fund to waive fees or limit expenses. This contract terminated on June 30, 2025. Absent such waivers and/or reimbursements, the Fund's returns would be lower. Additionally, abrdn Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower if the Fund's investor services fees exceeded such limit during the relevant period. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of October 31, 2025. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund or the sale of Fund shares. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenaod.com or by calling 800-522-5465.
The gross operating expense ratio excluding fee waivers based on the fiscal year ended October 31, 2025 was 1.24%. The net operating expense ratio net of fee waivers based on the fiscal year ended October 31, 2025 was 1.21%. The net operating expense ratio, net of fee waivers and excluding interest expense based on the fiscal year ended October 31, 2025, was 1.16%.
2025 Annual Report	15

abrdn Total Dynamic Dividend Fund
Portfolio Summary (as a percentage of net assets) (unaudited)
As of October 31, 2025

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”) Sectors. Industry allocation is shown below for any sector representing more than 25% of net assets.
Sectors-AOD
Information Technology	25.7%
Semiconductors & Semiconductor Equipment	11.0%
Technology Hardware, Storage & Peripherals	5.6%
Software	4.7%
IT Services	1.6%
Communications Equipment	1.5%
Electronic Equipment, Instruments & Components	1.3%
Financials	15.9%
Industrials	12.3%
Health Care	9.2%
Consumer Discretionary	8.3%
Communication Services	7.9%
Consumer Staples	6.5%
Utilities	6.0%
Energy	4.1%
Materials	2.3%
Real Estate	2.1%
Liabilities in Excess of Other Assets	(0.3%)
100.0%
The following table summarizes the composition of the Fund’s portfolio by geographic classification.
Countries-AOD
United States	61.6%
France	5.7%
Netherlands	5.0%
United Kingdom	4.7%
Germany	4.3%
Taiwan	4.2%
China	3.2%
Denmark	2.2%
South Korea	2.2%
Other, less than 2% each	7.2%
Liabilities in Excess of Other Assets	(0.3%)
100.0%
The following were the Fund’s top ten holdings as of October 31, 2025:
Top Ten Holdings-AOD
Broadcom, Inc.	3.9%
Microsoft Corp.	3.8%
Alphabet, Inc., Class C	3.8%
Apple, Inc.	3.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.9%
Samsung Electronics Co. Ltd.	2.2%
Tencent Holdings Ltd.	2.1%
ASML Holding NV	1.6%
Goldman Sachs Group, Inc.	1.6%
JPMorgan Chase & Co.	1.6%
16	2025 Annual Report

Portfolio of Investments
As of October 31, 2025
abrdn Total Dynamic Dividend Fund

Shares		Value
COMMON STOCKS—98.1%
AUSTRALIA—1.1%
Materials—1.1%
Rio Tinto PLC, ADR	171,100	$ 12,274,714
BRAZIL—1.9%
Industrials—1.9%
Motiva Infraestrutura de Mobilidade SA	3,305,600	9,757,140
Rumo SA	3,416,300	10,109,294
		19,866,434
CANADA—1.0%
Energy—1.0%
Enbridge, Inc.(a)	218,700	10,195,794
CHINA—3.2%
Communication Services—2.1%
Tencent Holdings Ltd.	270,000	21,931,479
Industrials—1.1%
Contemporary Amperex Technology Co. Ltd., A Shares (Stock Connect)(b)	224,200	12,258,146
Total China		34,189,625
DENMARK—2.2%
Consumer Discretionary—0.6%
Pandora AS	47,200	6,315,770
Financials—0.9%
Tryg AS	403,600	9,948,329
Health Care—0.7%
Novo Nordisk AS, Class B	155,300	7,645,678
Total Denmark		23,909,777
FRANCE—5.7%
Consumer Discretionary—0.9%
LVMH Moet Hennessy Louis Vuitton SE	12,700	8,976,647
Consumer Staples—1.7%
Danone SA	121,700	10,748,132
Pernod Ricard SA	77,900	7,629,566
		18,377,698
Energy—1.3%
TotalEnergies SE, ADR(a)	219,300	13,649,232
Industrials—0.7%
Teleperformance SE	110,400	7,883,505
Utilities—1.1%
Engie SA	483,500	11,320,162
Total France		60,207,244
GERMANY—4.3%
Communication Services—1.0%
Deutsche Telekom AG	331,200	10,258,976
Consumer Discretionary—1.0%
Mercedes-Benz Group AG	163,200	10,589,156
Financials—0.9%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	15,400	9,527,886
Utilities—1.4%
RWE AG	303,900	14,961,154
Total Germany		45,337,172
Shares		Value

HONG KONG—1.2%
Financials—1.2%
Hong Kong Exchanges & Clearing Ltd.	234,800	$ 12,797,278
INDIA—0.5%
Utilities—0.5%
NTPC Ltd.	1,398,500	5,296,630
JAPAN—1.5%
Financials—1.5%
Mitsubishi UFJ Financial Group, Inc.	1,045,400	15,791,046
NETHERLANDS—5.0%
Financials—1.5%
ING Groep NV	617,000	15,406,283
Information Technology—3.5%
ASML Holding NV	16,500	17,445,604
BE Semiconductor Industries NV	71,700	12,224,569
NXP Semiconductors NV	35,900	7,507,408
		37,177,581
Total Netherlands		52,583,864
TAIWAN—4.2%
Information Technology—4.2%
Hon Hai Precision Industry Co. Ltd.	1,716,900	14,280,112
Taiwan Semiconductor Manufacturing Co. Ltd.	635,200	30,718,060
		44,998,172
UNITED KINGDOM—4.7%
Consumer Discretionary—0.9%
Taylor Wimpey PLC	6,959,700	9,626,938
Financials—1.1%
London Stock Exchange Group PLC	93,600	11,665,019
Health Care—1.5%
AstraZeneca PLC, ADR	183,000	15,079,200
Industrials—0.9%
BAE Systems PLC	390,400	9,616,906
Real Estate—0.3%
UNITE Group PLC, REIT	457,400	3,411,846
Total United Kingdom		49,399,909
UNITED STATES—61.6%
Communication Services—4.8%
Alphabet, Inc., Class C(a)	144,200	40,638,444
Array Digital Infrastructure, Inc.	213,500	10,487,120
		51,125,564
Consumer Discretionary—4.9%
Lowe's Cos., Inc.(a)	59,600	14,192,548
Meritage Homes Corp.	145,900	9,857,004
NIKE, Inc., Class B	109,600	7,079,064
TJX Cos., Inc.(a)	93,900	13,159,146
Wyndham Hotels & Resorts, Inc.	95,300	6,997,879
		51,285,641
Consumer Staples—4.8%
Coca-Cola Co.	170,700	11,761,230
Keurig Dr. Pepper, Inc.	384,900	10,453,884
Mondelez International, Inc., Class A(a)	151,000	8,676,460
Nestle SA	102,600	9,803,270
Target Corp.(a)	109,900	10,189,928
		50,884,772

See accompanying Notes to Financial Statements.
2025 Annual Report	17

Portfolio of Investments   (concluded)
As of October 31, 2025
abrdn Total Dynamic Dividend Fund

	Shares	Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Energy—1.8%
SLB Ltd.	176,200	$ 6,353,772
Williams Cos., Inc.	212,000	12,268,440
		18,622,212
Financials—8.8%
Bank of America Corp.(a)	263,700	14,094,765
Blackstone, Inc.	83,900	12,303,096
CME Group, Inc.	44,800	11,893,952
Fidelity National Information Services, Inc.	145,900	9,121,668
Goldman Sachs Group, Inc.	21,900	17,287,203
JPMorgan Chase & Co.	53,800	16,738,256
MetLife, Inc.	148,700	11,869,234
		93,308,174
Health Care—7.0%
AbbVie, Inc.	60,000	13,082,400
Becton Dickinson & Co.	45,200	8,077,692
CVS Health Corp.	120,300	9,401,445
Medtronic PLC(a)	116,500	10,566,550
Merck & Co., Inc.	118,100	10,154,238
Roche Holding AG	34,800	11,272,422
Sanofi SA	116,700	11,805,696
		74,360,443
Industrials—7.7%
FedEx Corp.(a)	50,100	12,716,382
Ferrovial SE	196,676	12,068,892
Honeywell International, Inc.	66,682	13,425,087
Lockheed Martin Corp.	22,200	10,919,736
Norfolk Southern Corp.(a)	43,800	12,412,044
Schneider Electric SE	42,900	12,223,488
Waste Management, Inc.	38,700	7,731,099
		81,496,728
Information Technology—15.8%
Accenture PLC, Class A	37,400	9,353,740
Amdocs Ltd.	83,800	7,060,988
Analog Devices, Inc.	32,100	7,515,573
Apple, Inc.(a)	133,700	36,148,469
Broadcom, Inc.(a)	112,600	41,620,338
Cisco Systems, Inc.(a)	210,100	15,360,411
Shares		Value

Microsoft Corp.(a)	78,700	$ 40,751,647
Oracle Corp.	37,800	9,926,658
		167,737,824
Materials—1.2%
Linde PLC	30,200	12,672,566
Real Estate—1.8%
American Tower Corp., REIT	56,000	10,022,880
Gaming & Leisure Properties, Inc., REIT	202,600	9,048,116
		19,070,996
Utilities—3.0%
CMS Energy Corp.(a)	152,800	11,238,440
FirstEnergy Corp.(a)	233,200	10,687,556
NextEra Energy, Inc.(a)	122,800	9,995,920
		31,921,916
Total United States		652,486,836
Total Common Stocks		1,039,334,495
PREFERRED STOCKS—2.2%
SOUTH KOREA—2.2%
Information Technology—2.2%
Samsung Electronics Co. Ltd.	394,600	23,287,302
Total Preferred Stocks		23,287,302
Total Investments (Cost $730,717,289)(c)—100.3%		1,062,621,797
Long Term Debt Securities—(0.8%)		(8,506,909)
Other Assets in Excess of Liabilities—0.5%		5,419,939
Net Assets—100.0%		$1,059,534,827

(a)	All or a portion of the security has been designated as collateral for the line of credit.
(b)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

As of October 31, 2025, the Fund held the following forward foreign currency contracts:

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Euro
01/13/2026	Deutsche Bank AG	USD	86,845,506	EUR	73,500,000	$85,053,720	$1,791,786

See accompanying Notes to Financial Statements.
18	2025 Annual Report

Statement of Assets and Liabilities
October 31, 2025

Assets	abrdn Global Dynamic Dividend Fund	abrdn Total Dynamic Dividend Fund
Investments, at value	$ 292,808,091	$ 1,062,621,797
Foreign currency, at value	35,968	65,256
Receivable for investments sold	150,308	551,535
Interest and dividends receivable	331,451	1,244,508
Receivable for common shares issued	53,289	—
Unrealized appreciation on forward foreign currency exchange contracts	472,934	1,791,786
Tax reclaim receivable	1,470,680	5,705,525
Prepaid expenses in connection with the shelf registration (Note 5)	41,292	—
Other assets	48,455	—
Total assets	295,412,468	1,071,980,407
Liabilities
Line of credit payable (Note 7)	5,025,548	8,506,909
Payable for investments purchased	723,199	2,673,034
Investment management fees payable (Note 3)	246,374	902,764
Investor relations fees payable (Note 3)	33,993	59,500
Administration fees payable (Note 3)	19,710	72,221
Interest payable on line of credit	3,352	—
Trustee fees payable	—	35,823
Other accrued expenses	101,897	195,329
Total liabilities	6,154,073	12,445,580

Net Assets	$289,258,395	$1,059,534,827
Cost:
Investments	220,796,009	730,717,289
Foreign currency, at cost	35,991	65,298
Composition of Net Assets
Paid-in capital in excess of par	250,130,816	901,322,876
Distributable earnings	39,127,579	158,211,951
Net Assets	$289,258,395	$1,059,534,827
Net asset value per share	$11.63	$10.05
Shares issued and outstanding	24,882,142	105,430,999

Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
2025 Annual Report	19

Statement of Operations
For the Year Ended October 31, 2025

	abrdn Global Dynamic Dividend Fund	abrdn Total Dynamic Dividend Fund
Net Investment Income
Investment Income:
Dividends	$ 21,605,292	$ 76,891,088
Interest income	206,140	174,458
Foreign taxes withheld	(1,614,640)	(4,433,453)
Total investment income	20,196,792	72,632,093
Expenses:
Investment management fee (Note 3)	2,752,278	10,192,120
Administration fee (Note 3)	220,182	807,755
Reports to shareholders and proxy solicitation	92,428	176,150
Investor relations fees and expenses (Note 3)	82,735	169,458
Trustees' fees and expenses	77,945	147,653
Legal fees and expenses	48,608	159,007
Independent auditors’ fees and tax expenses	46,385	80,185
Custodian’s fees and expenses	37,135	97,733
Transfer agent’s fees and expenses	19,539	17,762
Miscellaneous	24,113	203,895
Total operating expenses, excluding interest expense	3,401,348	12,051,718
Interest expense (Note 7)	299,540	513,050
Total operating expenses before reimbursed/waived expenses	3,700,888	12,564,768
Expenses waived (Note 3)	(153,144)	(336,517)
Net expenses	3,547,744	12,228,251

Net Investment Income	16,649,048	60,403,842
Net Realized/Unrealized Gain/(Loss):
Net realized gain/(loss) from:
Investments (Note 2h)	12,308,147	56,541,243
Forward foreign currency exchange contracts	(970,690)	(3,677,965)
Foreign currency transactions	113,107	496,584
	11,450,564	53,359,862
Net change in unrealized appreciation/depreciation on:
Investments (Note 2h)	16,237,670	50,488,284
Forward foreign currency exchange contracts	146,041	553,301
Foreign currency translation	65,122	237,828
	16,448,833	51,279,413
Net realized and unrealized gain from investments, forward foreign currency exchange and foreign currencies	27,899,397	104,639,275
Change in Net Assets Resulting from Operations	$44,548,445	$165,043,117

Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
20	2025 Annual Report

Statements of Changes in Net Assets

	abrdn Global Dynamic Dividend Fund		abrdn Total Dynamic Dividend Fund
	For the Year Ended October 31, 2025	For the Year Ended October 31, 2024	For the Year Ended October 31, 2025	For the Year Ended October 31, 2024
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$16,649,048	$18,325,238	$60,403,842	$59,545,091
Net realized gain from investments, forward foreign currency exchange contracts and foreign currency transactions	11,450,564	(11,729,699)	53,359,862	(25,194,392)
Net change in unrealized appreciation on investments, forward foreign currency exchange and foreign currency translations	16,448,833	47,522,248	51,279,413	169,420,697
Net increase in net assets resulting from operations	44,548,445	54,117,787	165,043,117	203,771,396
Distributions to Shareholders From:
Distributable earnings	(17,786,345)	(18,561,650)	(62,215,172)	(60,848,454)
Return of capital	(15,038,351)	(4,438,550)	(61,139,097)	(25,341,388)
Net decrease in net assets from distributions	(32,824,696)	(23,000,200)	(123,354,269)	(86,189,842)
Reinvestment of dividends resulting in the issuance of 17,061 and 0 shares of common stock, respectively	198,691	–	–	–
Change in net assets	11,922,440	31,117,587	41,688,848	117,581,554
Net Assets:
Beginning of year	277,335,955	246,218,368	1,017,845,979	900,264,425
End of year	$289,258,395	$277,335,955	$1,059,534,827	$1,017,845,979

Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
2025 Annual Report	21

Financial Highlights

abrdn Global Dynamic Dividend Fund
	For the Fiscal Years Ended October 31,
	2025	2024	2023	2022	2021
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$11.15	$9.90	$10.05	$12.95	$10.16
Net investment income(a)	0.67	0.74	0.75	0.68	0.82
Net realized and unrealized gains/(losses) on investments, forward foreign currency exchange contracts and foreign currency transactions	1.13	1.44	(0.12)	(2.80)	2.75
Total from investment operations	1.80	2.18	0.63	(2.12)	3.57
Distributions to common shareholders from:
Net investment income	(0.72)	(0.75)	(0.75)	(0.73)	(0.78)
Return of capital	(0.60)	(0.18)	(0.03)	(0.05)	–
Total distributions	(1.32)	(0.93)	(0.78)	(0.78)	(0.78)
Net asset value, end of year	$11.63	$11.15	$9.90	$10.05	$12.95
Market price, end of year	$11.63	$10.16	$8.40	$8.92	$12.01
Total Investment Return Based on(b):
Market price	29.47%	32.91%	2.29%	(19.88%)	49.84%
Net asset value	17.87%	23.76%	7.00%	(16.28%)	36.44%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$289,258	$277,336	$246,218	$126,094	$162,528
Average net assets applicable to common shareholders (000 omitted)	$275,228	$276,663	$219,791	$146,601	$157,694
Gross operating expenses, excluding fee waivers	1.34%	1.32%	1.34%	1.37%	1.31%
Net operating expenses, net of fee waivers	1.29%	1.21%	1.19%	1.18%	1.18%
Net operating expenses, net of fee waivers and excluding interest expense	1.18%	1.16%	1.19%	1.16%	1.17%
Net Investment income	6.05%	6.62%	6.97%	5.86%	6.56%
Portfolio turnover	55%	99%	78%(c)	81%	71%
Senior securities:
Line of credit payable outstanding (000 omitted)	$5,026	$8,312	$1,537	$–	$311
Asset coverage per $1,000 on line of credit payable at year end(d)	$58,558	$34,368	$161,213	$–	$523,384

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(c)	The portfolio turnover calculation excludes $100,050,254 and $90,865,012 of proceeds received and cost of investments related to rebalancing the portfolio after the fund reorganization which occurred on March 10, 2023.
(d)	Asset coverage per $1,000 is calculated by dividing total assets (less all liabilities and indebtedness not represented by senior securities) by the amount of the line of credit and then multiplying by $1,000.

Amounts listed as “–” are $0 or round to $0.
22	2025 Annual Report

Financial Highlights

abrdn Total Dynamic Dividend Fund
	For the Fiscal Years Ended October 31,
	2025	2024	2023	2022	2021
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$9.65	$8.54	$8.61	$10.98	$8.76
Net investment income(a)	0.57	0.56	0.58	0.63	0.66
Net realized and unrealized gains/(losses) on investments, forward foreign currency exchange contracts and foreign currency transactions	1.00	1.37	0.04	(2.31)	2.25
Total from investment operations	1.57	1.93	0.62	(1.68)	2.91
Distributions to common shareholders from:
Net investment income	(0.59)	(0.58)	(0.60)	(0.69)	(0.69)
Return of capital	(0.58)	(0.24)	(0.09)	–	–
Total distributions	(1.17)	(0.82)	(0.69)	(0.69)	(0.69)
Net asset value, end of year	$10.05	$9.65	$8.54	$8.61	$10.98
Market price, end of year	$9.59	$8.75	$7.26	$7.50	$10.05
Total Investment Return Based on(b):
Market price	25.11%	32.78%	5.41%	(19.25%)	47.64%
Net asset value	18.88%	24.49%	8.01%	(15.15%)	34.60%(c)
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$1,059,535	$1,017,846	$900,264	$908,039	$1,157,523
Average net assets applicable to common shareholders (000 omitted)	$1,009,694	$1,015,219	$977,703	$1,049,849	$1,129,413
Gross operating expenses, excluding fee waivers	1.24%	1.41%	1.36%	1.21%	1.20%
Net operating expenses, net of fee waivers	1.21%	1.32%	1.27%	1.16%	1.16%
Net operating expenses, net of fee waivers and excluding interest expense	1.16%	1.14%	1.15%	1.14%	1.14%
Net Investment income	5.98%	5.87%	6.29%	6.36%	6.14%
Portfolio turnover	54%	97%	79%	83%	72%
Senior securities:
Line of credit payable outstanding (000 omitted)	$8,507	$10,460	$49,052	$12,250	$4,092
Asset coverage per $1,000 on line of credit payable at year end(d)	$125,550	$98,308	$19,353	$75,124	$283,852

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	Asset coverage per $1,000 is calculated by dividing total assets (less all liabilities and indebtedness not represented by senior securities) by the amount of the line of credit and then multiplying by $1,000.

Amounts listed as “–” are $0 or round to $0.
2025 Annual Report	23

Notes to Financial Statements
October 31, 2025

1.  Organization
abrdn Global Dynamic Dividend Fund ("AGD") and abrdn Global Total Dynamic Dividend Fund ("AOD") (collectively, the “Funds" and each a "Fund") are diversified, closed-end management investment companies. AGD and AOD were organized as a Delaware statutory trusts on May 11, 2006 and October 27, 2006, and commenced operations on July 26, 2006 and January 26, 2007, respectively. The primary investment objective for AGD is to seek high current dividend income, more than 50% of which qualifies for the reduced federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The primary investment objective for AOD is to seek high current dividend income. The Funds also focus on long-term growth of capital as a secondary investment objective. The Board of Trustees of each Fund (each a "Board" and collectively, the "Boards") authorized an unlimited number of shares with no par value.
2.  Summary of Significant Accounting Policies
The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America ("U.S. GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Funds value their securities at fair value, consistent with regulatory requirements. "Fair value" is defined in the Funds' Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date, also referred to as market value. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Board designated abrdn Investments Limited (the "Adviser") as the valuation designee ("Valuation Designee") for the Funds to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective NAV as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time (defined below). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign

24	2025 Annual Report

Notes to Financial Statements  (continued)
October 31, 2025

securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Derivative instruments are valued at fair value. Exchange-traded futures are generally Level 1 investments and centrally cleared swaps and forwards are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of the Fund’s assets are determined in good faith in accordance with the Valuation Procedures.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds may sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Valuation Designee may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

2025 Annual Report	25

Notes to Financial Statements  (continued)
October 31, 2025

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
Forward foreign currency contracts	Forward exchange rate quotations.
The following is a summary of the inputs used as of October 31, 2025 in valuing the Funds' investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
	abrdn Global Dynamic Dividend Fund
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
abrdn Global Dynamic Dividend Fund
Assets
Investments in Securities
Common Stocks	$181,962,840	$104,524,749	$–	$286,487,589
Corporate Bonds	–	–	–	–
Preferred Stocks	–	6,320,502	–	6,320,502
Total Investments	$181,962,840	$110,845,251	$–	$292,808,091
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$472,934	$–	$472,934
Total Investment Assets	$181,962,840	$111,318,185	$–	$293,281,025
Amounts listed as “–” are $0 or round to $0.
	abrdn Total Dynamic Dividend Fund
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
abrdn Total Dynamic Dividend Fund
Assets
Investments in Securities
Common Stocks	$661,213,284	$378,121,211	$–	$1,039,334,495
Preferred Stocks	–	23,287,302	–	23,287,302
Total Investments	$661,213,284	$401,408,513	$–	$1,062,621,797
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$1,791,786	$–	$1,791,786
Total Investment Assets	$661,213,284	$403,200,299	$–	$1,064,413,583
Amounts listed as “–” are $0 or round to $0.
For the fiscal year ended October 31, 2025, there were no significant changes to the fair valuation methodologies. Level 3 investments held by Global Dynamic Dividend Fund during and at the end of the year in relation to net assets were not significant (0.0% of total net assets) and accordingly, a reconciliation of Level 3 assets for the fiscal year ended October 31, 2025 is not presented.
b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration

26	2025 Annual Report

Notes to Financial Statements  (continued)
October 31, 2025

pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:
(i) fair value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Funds do not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.
The Funds report certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.
Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.
Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Funds' books and the U.S. Dollar equivalent of the amounts actually received.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Funds' investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
d.  Derivative Financial Instruments:
The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.
Forward Foreign Currency Exchange Contracts:
A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.
The forward contract is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the fiscal year ended October 31, 2025, the Funds used forward contracts to hedge their currency exposure.
While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings or securities

2025 Annual Report	27

Notes to Financial Statements  (continued)
October 31, 2025

quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.
Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Summary of Derivative Instruments:
The Funds may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2025:
	Risk Exposure Category
	Foreign Currency Contracts	Total
abrdn Global Dynamic Dividend Fund
Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$472,934	$472,934
Total	$472,934	$472,934

	Risk Exposure Category
	Foreign Currency Contracts	Total
abrdn Total Dynamic Dividend Fund
Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$1,791,786	$1,791,786
Total	$1,791,786	$1,791,786
The Funds have transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of October 31, 2025 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:
abrdn Global Dynamic Dividend Fund
		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received(1)	Net Amount(2)	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(1)	Net Amount(2)
Description	Assets				Liabilities
Foreign Currency Exchange Contracts(3)
Deutsche Bank AG	$472,934	$–	$–	$472,934	$–	$–	$–	$–
Amounts listed as “–” are $0 or round to $0.
28	2025 Annual Report

Notes to Financial Statements  (continued)
October 31, 2025

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.
(3)	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

abrdn Total Dynamic Dividend Fund
		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received(1)	Net Amount(2)	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(1)	Net Amount(2)
Description	Assets				Liabilities
Foreign Currency Exchange Contracts(3)
Deutsche Bank AG	$1,791,786	$–	$–	$1,791,786	$–	$–	$–	$–
Amounts listed as “–” are $0 or round to $0.
(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.
(3)	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.
The effect of derivative instruments on the Statements of Operations for the fiscal year ended October 31, 2025:
	Risk Exposure Category
	Foreign Currency Contracts	Total
abrdn Global Dynamic Dividend Fund
Realized Gain/(Loss) on Derivatives Recognized as a Result of Operations:
Forward Foreign Currency Exchange Contracts	$(970,690)	$(970,690)
Total	$(970,690)	$(970,690)
Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations:
Forward Foreign Currency Exchange Contracts	$146,041	$146,041
Total	$146,041	$146,041

	Risk Exposure Category
	Foreign Currency Contracts	Total
abrdn Total Dynamic Dividend Fund
Realized Gain/(Loss) on Derivatives Recognized as a Result of Operations:
Forward Foreign Currency Exchange Contracts	$(3,677,965)	$(3,677,965)
Total	$(3,677,965)	$(3,677,965)
2025 Annual Report	29

Notes to Financial Statements  (continued)
October 31, 2025

	Risk Exposure Category
	Foreign Currency Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations:
Forward Foreign Currency Exchange Contracts	$553,301	$553,301
Total	$553,301	$553,301
Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2025. The tables below summarize the weighted average values of derivatives holdings for the Funds during the fiscal year ended October 31, 2025.
Derivative held in AGD	Average Monthly Notional Value
Foreign Currency Contracts Sold	$21,722,943

Derivative held in AOD	Average Monthly Notional Value
Foreign Currency Contracts Sold	$82,300,842
The Funds value derivatives at fair value, as described in the Statements of Operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.
e.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.
f.  Distributions:
The Funds intend to make regular monthly distributions of net investment income to holders of common shares. The Funds expect to pay their common shareholders annually all or substantially all of their investment company taxable income. In addition, at least annually, the Funds intend to distribute all or substantially all of their net capital gains, if any.
Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to common shareholders are recorded on the ex-dividend date.
Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from
GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.
g.  Federal Income Taxes:
Each Fund intends to continue to qualify as a “regulated investment company” ("RIC") by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.
The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds' U.S. federal and state tax returns for all open tax years are subject to such review.
h.  Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes and are recorded on the Statements of Operations. The Funds file for tax reclaims for the refund of such withholding taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statements of Assets and Liabilities. In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.
In addition, when the Funds sell securities within certain countries in which they invest, the capital gains realized may be subject to tax. The

30	2025 Annual Report

Notes to Financial Statements  (continued)
October 31, 2025

amount of capital gains tax, if any, is reported on the Statement of Operations. Based on these market requirements and as required under U.S. GAAP, the Funds accrue deferred capital gains tax, if any, on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued and the change in deferred capital gains tax, if any, is reported on the Statements of Assets and Liabilities and the Statement of Operations, respectively.
3.  Agreements and Transactions with Affiliates
a.  Investment Adviser:
abrdn Investments Limited serves as the Funds' investment adviser (the "Adviser") pursuant to investment advisory agreements (the “Advisory Agreements”) with the Funds. The Adviser is a wholly-owned indirect subsidiary of Aberdeen group plc. In rendering advisory services, the Adviser may use the resources of investment advisor subsidiaries of Aberdeen group plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Adviser.
As compensation for its services to AGD, the Adviser receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.  For the fiscal year ended October 31, 2025, AGD paid the Adviser $2,752,278.
As compensation for its services to AOD, the Adviser receives an annual investment advisory fee of 1.00% based on the Fund’s average daily managed assets, computed daily and payable monthly. During the fiscal year ended October 31, 2025, AOD paid the Adviser $10,192,120. “Managed Assets” means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.
The Adviser has had a written contract (the “Expense Limitation Agreement”) with each Fund to limit each Fund's operating expenses, which terminated on June 30, 2025. Each Expense Limitation Agreement limited the total ordinary operating expenses of the respective Fund (excluding any leverage costs, interest, taxes, brokerage commissions, and any non-routine expenses) from exceeding 1.16% and 1.14% of the average daily net assets of AGD and AOD, respectively, on an annualized basis. The total amount of the waiver for the fiscal year ended October 31, 2025 pursuant to the
Expense Limitation Agreement was $153,144 and $336,517 for AGD and AOD, respectively.
The Adviser may request and receive reimbursement from the each Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the respective Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Adviser is not permitted.
As of October 31, 2025, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to the Adviser from the Funds, based on expenses reimbursed by the Adviser, including adjustments described above, would be:
AGD
Amount Fiscal Year 2023(Expires 10/31/26)	$317,076
Amount Fiscal Year 2024 (Expires 10/31/27)	$299,773
Amount Fiscal Year 2025 (Expires 10/31/28)	$153,144
Total*	$769,993

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
AOD
Amount Fiscal Year 2023(Expires 10/31/26)	$840,966
Amount Fiscal Year 2024 (Expires 10/31/27)	$872,746
Amount Fiscal Year 2025 (Expires 10/31/28)	$336,517
Total*	$2,050,229

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
b.  Fund Administrator:
abrdn Inc., an affiliate of the Adviser, is the Funds' Administrator. Pursuant to the Administration Agreement, abrdn Inc. receives a fee paid by each Fund, at an annual fee rate of 0.08% of the Funds' average daily net assets. For the fiscal year ended October 31, 2025, abrdn Inc. earned $220,182 and $807,755 from AGD and AOD, respectively from the Fund for administration services.
c.  Investor Relations:
Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations

2025 Annual Report	31

Notes to Financial Statements  (continued)
October 31, 2025

services to the Funds and certain other funds advised by the Adviser or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, each Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, Investor Relations Services fees are limited by abrdn Inc. so that each Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of each Fund’s average weekly net assets and each Fund’s Portion is paid for by abrdn Inc.
During the fiscal year ended October 31, 2025, AGD and AOD incurred investor relations fees of approximately $82,735 and $169,458, respectively. For the fiscal year ended October 31, 2025,  abrdn Inc. did not contribute to the investor relations fees for the Funds because the Funds' contribution was below 0.05% of the Funds average weekly net assets on an annual basis.
4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2025, were $153,702,656 and $167,282,294, respectively for AGD.
Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2025, were $546,007,645 and $599,036,337, respectively for AOD.
5.  Capital
As of October 31, 2025, there were 24,882,142 and 105,430,999 shares of common stock issued and outstanding of AGD and AOD, respectively.
AGD has filed a shelf registration statement with the SEC, initially effective on October 30, 2025, authorizing the Fund to issue up to $150,000,000 aggregate initial offering price of common shares of beneficial interest with no par value ("Common Shares"), preferred shares ("Preferred Shares"), promissory notes ("Notes"), subscription rights to purchase Common Shares ("Rights" and collectively with the Common Shares and Preferred Shares, "Securities") in one or more offerings in amounts, at prices and on terms set forth in one or more supplements to the initial Prospectus (each a "Prospectus Supplement"). The offering costs associated with the Fund's shelf registration statement are approximately $41,292 of which $0 was charged to paid-in-capital upon the issuance of associated shares. Additional shares of each Fund may be issued under certain circumstances, including pursuant to the Fund's Dividend Reinvestment and Optional Cash Purchase Plan. Additional information concerning the Dividend Reinvestment and Optional Cash Purchase Plan is included within this report.
6.  Open Market Repurchase Policy
The Board has approved an open market repurchase and discount management policy (the “Program”). The Program allows each Fund to purchase, in the open market, up to 10% of its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Funds' investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Funds report repurchase activity on its website on a monthly basis. For the fiscal year ended October 31, 2025, the Funds did not repurchase any shares through the Program.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter.
7.  Line of Credit
Each Fund has entered into a lending agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”).
AGD is allowed to borrow on an uncommitted and secured basis. The BNPP PB facility provides a secured, uncommitted line of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to the BNPP PB facility. The Fund is permitted to borrow up to the maximum allowable amount under the 1940 Act, as amended, of the total assets for extraordinary or emergency purposes, which is generally, 33.33% of total assets, but may exceed that under certain market conditions. Additionally, the Fund is permitted to borrow up to 10% of the total assets for investment purposes.
AOD is allowed to borrow on a secured and committed basis. The maximum commitment amount is $300,000,000 however, the Fund may borrow up to 33.33% of its total assets on an uncommitted basis. The BNPP PB facility provides a secured, committed line of credit for the Fund where certain Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to BNPP PB.
The interest on the BNPP PB for both Funds on amounts borrowed is charged at a variable rate, which may be based on the Secured Overnight Financing Rate (“SOFR”) plus a spread. On October 31, 2025, the amount drawn on the line of credit was $5,025,548 and $8,506,909 for AGD and AOD, respectively. Either BNPP PB or a Fund may terminate its respective agreement upon delivery of written

32	2025 Annual Report

Notes to Financial Statements  (continued)
October 31, 2025

notice. During the fiscal year ended October 31, 2025, the borrowing activity for the Funds was as follows:
Fund	Max Borrowing	Average Borrowing	Average interest rate on Borrowing	Interest expense related to Line of Credit
AGD	$20,762,876	$5,559,871	5.32%	$299,540
AOD	$62,333,085	$9,415,787	5.40%	$513,050

8.  Portfolio Investment Risks
a.  Dividend Strategy Risk:
There is no guarantee that the issuers of the stocks held by the Funds will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Funds' emphasis on dividend paying stocks could cause the Funds to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Funds may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.
b.  Emerging Markets Risk:
The Funds are subject to emerging market risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below). Additional risks associated with investing in emerging markets include, among other things, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, and in the nationalization of foreign deposits or assets.
c.  Equity Securities Risk:
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry) or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common shareholders' claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.
d.  Foreign Currency Exposure Risk:
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Funds more greatly to the extent the Funds do not hedge their currency risk, or hedging techniques used by the Adviser are unsuccessful.
e.  Foreign Securities Risk:
Foreign countries in which the Funds may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Funds' investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Funds focus their investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
f.  Issuer Risk
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services. In an increasingly interconnected financial market, the adverse changes in the financial conditions of one issuer may negatively affect other issuers.
g.  Leverage Risk:
The Funds may use leverage to purchase securities. Increases and decreases in the value of the Funds' portfolio will be magnified when the Funds use leverage. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
h.  Management Risk:
The Funds are subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Funds and there can be no guarantee that these decisions will achieve the desired results for the Funds. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

2025 Annual Report	33

Notes to Financial Statements  (continued)
October 31, 2025

i.  Market Events Risk:
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the Fed or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, war, terrorism, natural disasters, public health issues such as pandemics or epidemics, and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments.
j.  Mid-Cap Securities Risk
Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
k.  Non-U.S. Taxation Risk
Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.
If, at the close of its taxable year, more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If a Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if a Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.
l.  Portfolio Turnover Risk:
The Funds may engage in active and frequent trading of portfolio securities to achieve their investment objectives. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.
m.  Qualified Dividend Income Tax Risk
Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.
n.  Sector Risk:
To the extent that the Funds have a significant portion of their assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Funds may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, competition for the services of qualified personnel and reduced availability of financing options. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
o.  Small-Cap Securities Risk
Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.
p.  Valuation Risk:
The price that the Funds could receive upon the sale of any particular portfolio investment may differ from the Funds' valuation of the

34	2025 Annual Report

Notes to Financial Statements  (continued)
October 31, 2025

investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Funds, and the Funds could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Funds' ability to value their investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
9.  Contingencies
In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.

10.  Tax Information
The U.S. federal income tax basis of the Funds' investments (including derivatives, if applicable) and the net unrealized appreciation as of October 31, 2025, were as follows:
Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
abrdn Global Dynamic Dividend Fund	$225,218,338	$90,531,130	$(22,468,443)	$68,062,687
abrdn Total Dynamic Dividend Fund	748,024,962	393,422,047	(77,033,426)	316,388,621
The tax character of distributions paid during the fiscal year ended October 31, 2025 was as follows:
Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total tax character of distributions
abrdn Global Dynamic Dividend Fund	$17,786,345	$–	$15,038,351	$32,824,696
abrdn Total Dynamic Dividend Fund	62,215,172	–	61,139,097	123,354,269
Amounts listed as “–” are $0 or round to $0.
The tax character of distributions paid during the fiscal year ended October 31, 2024 was as follows:
Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total tax character of distributions
abrdn Global Dynamic Dividend Fund	$18,561,650	$–	$4,438,550	$23,000,200
abrdn Total Dynamic Dividend Fund	60,848,454	–	25,341,388	86,189,842
Amounts listed as “–” are $0 or round to $0.
As of October 31, 2025, the components of accumulated earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital loss carryforward*	Other currency gains	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings/(losses) - net
abrdn Global Dynamic Dividend Fund	$-	$-	$(29,034,835)	$-	$-	$68,162,414	$39,127,579
abrdn Total Dynamic Dividend Fund	-	-	(158,551,225)	-	-	316,763,176	158,211,951
Amounts listed as “–” are $0 or round to $0.
2025 Annual Report	35

Notes to Financial Statements  (continued)
October 31, 2025

*	On October 31, 2025, the Funds had net capital loss carryforwards which will be available to offset like amounts of any future taxable gains. The Funds are permitted to carry forward capital losses for an unlimited period, and capital losses that are carried forward will retain their character as either short-term or long-term capital losses.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to tax deferral of losses on wash sales.
The breakdown of capital loss carryforwards as of October 31, 2025  for the Funds are as follows:
Fund	Amounts	Expires
abrdn Global Dynamic Dividend Fund	$29,034,835	Unlimited (Short—Term)
abrdn Total Dynamic Dividend Fund	158,551,225	Unlimited (Short—Term)
GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to reversal of prior year REIT adjustments and prior year post AFS overdistribution. These reclassifications have no effect on net assets or NAVs per share.
Fund	Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
abrdn Global Dynamic Dividend Fund	$(1,018,627)	$1,018,627
abrdn Total Dynamic Dividend Fund	(1,288,837)	1,288,837
Amounts listed as “–” are $0 or round to $0.
11.  Segment Reporting
In this reporting period, the Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted disclosures only and did not affect each Funds' financial position nor the results of its operations. Operating segments are components of a public entity that engage in business activities from which it may recognize revenues and incur expenses, have discrete financial information available, and have their operating results regularly reviewed by the public entity’s chief operating decision maker (“CODM”) when assessing segment performance and making decisions about segment resources. The Chief Financial Officer of the Funds act as each Funds' CODM. The CODM monitors the operating results of the Funds as a whole, and each Funds' asset allocation is managed in accordance with its Prospectus. The Funds operate as a single operating and reporting segment pursuant to its investment objective and principal investment strategy. Each Funds' portfolio composition, total returns, expense ratios and changes in net assets used by the CODM to assess segment performance and make resource allocations are consistent with the information presented within each Funds' financial statements. Segment assets are reflected on each Funds' Statement of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the Statement of Operations.
12.  Recent Accounting Pronouncements
In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Funds' financial statements.
13.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2025, other than as noted below.
On November 11, 2025 and December 9, 2025, AGD announced that it will pay on November 28, 2025 and January 12, 2026, respectively, a distribution per share of $0.12 and $0.12, respectively, to all shareholders of record as of November 21, 2025 and December 31, 2025, respectively.
On November 11, 2025 and December 9, 2025, AOD announced that it will pay on November 28, 2025 and January 12, 2026, respectively, a

36	2025 Annual Report

Notes to Financial Statements  (concluded)
October 31, 2025

distribution per share of $0.10 and $0.10, to all shareholders of record as of November 21, 2025 and December 31, 2025, respectively.
On November 21, 2025, AGD entered into a distribution agreement the ("Distribution Agreement") with ALPS Distributors, Inc. ("ALPS"), pursuant to which the Fund may offer and sell up to $25,000,000 of Common Shares, from time to time through ALPS, in transactions deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended (the "ATM Offering"). Pursuant to the Distribution Agreement, ALPS may enter into sub-placement agent agreements with one or more selected dealers. ALPS has entered into a sub-placement agent agreement, dated November 21, 2025 (the "Sub-Placement Agent Agreement"), with UBS Securities LLC ("UBS") relating to the Common Shares to be offered under the Distribution Agreement.

2025 Annual Report	37

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
abrdn Global Dynamic Dividend Fund and abrdn Total Dynamic Dividend Fund:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of abrdn Global Dynamic Dividend Fund and abrdn Total Dynamic Dividend Fund (the Funds), including the portfolios of investments, as of October 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2025, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more abrdn investment companies since 2009.
Columbus, Ohio
December 26, 2025
38	2025 Annual Report

Federal Tax Information: Dividends and Distributions  (Unaudited)

Designation Requirements
Of the distributions paid by each Fund from ordinary income for the year ended October 31, 2025, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.
AGD
Dividends Received Deduction 29.45%
Qualified Dividend Income 64.51%
AOD
Dividends Received Deduction 26.07%
Qualified Dividend Income 56.76%
The above amounts are based on the best available information at this time. In early 2026, each Fund will notify applicable shareholders of final amounts for use in preparing 2025 U.S. federal income tax forms.
2025 Annual Report	39

Supplemental Information (Unaudited)

Results of Annual Meeting of Shareholders
The Annual Meeting of AGD Shareholders was held on May 28, 2025. The description of the proposal and number of shares voted at the meeting are as follows:
To elect two Class II Trustees to the Board of Trustees:
	Votes For	Votes Against/ Withheld
P. Gerald Malone	18,986,062	661,019
Todd Reit	19,078,404	568,676
The Annual Meeting of AOD Shareholders was held on May 28, 2025. The description of the proposal and number of shares voted at the meeting are as follows:
To elect two Class II Trustees to the Board of Trustees:
	Votes For	Votes Against/ Withheld
P. Gerald Malone	64,707,429	6,609,960
Todd Reit	66,182,109	5,135,370
Summary of Board Considerations in Approving the Investment Advisory and Sub-Advisory Agreements
At a regularly scheduled meeting (the “Meeting”) of the Board of Trustees (the “Board”) of abrdn Global Dynamic Dividend Fund (“AGD” or the “Fund”) held on June 11, 2025, the Board, including those Trustees (the “Independent Trustees”) who are not “interested persons” (as that term is defined in the  Investment Company Act of 1940, (the “1940 Act”)) of the Fund, approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between abrdn Investments Limited (the “Adviser”) and the Fund. In connection with their consideration of whether to approve the continuation of the Advisory Agreement, the Board members received and reviewed a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser. The information provided to the Board members included (but was not limited to): comparative performance, fee and expense information (as well as information on the limitations of such comparable data) of a peer group of funds based on the Fund’s Morningstar Category (the “Peer Funds”), as selected by Institutional Shareholder Services Inc. (“ISS”), an independent third-party provider of investment company data and other performance information. The Peer Funds presented for fee and expense data comparison consisted of a sub-set of the funds in the Fund’s Morningstar Category and other peer funds as determined independently by ISS, and the Peer Funds presented for the performance data comparison consisted of the Fund’s Morningstar category, as determined by ISS.  The Board also received information regarding relevant benchmark indices and information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement.
The materials provided to the Board generally included, among other items: (i) information on the investment performance of the Fund, the performance of the Peer Funds, comparable funds, if any, and the Fund’s performance benchmark; (ii) reports prepared by the Adviser in response to requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; (iii) information on the Fund’s management fee and other expenses, including information comparing the Fund’s expenses to the Peer Funds, comparable funds, if any, and information about applicable fee “breakpoints” in the Fund’s fee structure and expense limitations, if any; (iv) information regarding the Adviser’s revenues and costs of providing services to the funds and any compensation paid to affiliates of the Adviser; and (v) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory arrangements under the 1940 Act and Delaware law.
The Independent Trustees met with representatives of the Adviser and separately in executive session with independent legal counsel on June 11, 2025 to discuss the continuation of the Advisory Agreement. The Independent Trustees also met with representatives of the Adviser and separately in executive session with independent legal counsel on May 30, 2025 to discuss the materials provided to the Board by the Adviser in response to a request for information sent to them by the Independent Trustees’ independent legal counsel.
In evaluating whether to renew the Advisory Agreement for the Fund, the Board considered numerous factors, including: (i) the nature, extent and quality of services provided to the Fund by the Adviser under the Advisory Agreement; (ii) the costs of services provided to the Fund and the profits realized by the Adviser (and its affiliates) from its relationship with the Fund; (iii) the Fund’s total expense ratio as well as the management fee paid by the Fund pursuant to the Advisory Agreement relative to the total expense ratios of and the management fee charged to the Peer Funds and comparable accounts, if any; (iv) the investment performance of the Fund relative to that of its benchmark index as well as the performance of the
40	2025 Annual Report

Supplemental Information (Unaudited)  (continued)

Peer Funds and comparable funds, if any; (v) any additional benefits (such as soft dollars, if any) received by the Adviser or its affiliates; (vi) the extent to which economies of scale are being realized by shareholders and will be realized as the Fund’s assets increase; (vii) the Adviser’s compliance program; and (viii) any other considerations deemed relevant by the Board. The Independent Trustees also discussed the Advisory Agreement in an executive session with independent legal counsel at which no representatives of the Adviser were present.  No single factor reviewed by the Board was identified as the principal factor in determining whether to renew the Advisory Agreement, and individual Trustees may have given different weight to various factors.
The discussion immediately below outlines in greater detail certain of the materials and information presented to the Board by the Adviser in connection with the Board’s consideration and approval of the continuation of the Advisory Agreement, and the conclusions made by the Board at the Meeting when determining to renew the Advisory Agreement.
The Nature, Extent and Quality of Services Provided to the Fund Under the Advisory Agreement
The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund. They reviewed information about the resources dedicated to the Fund by the Adviser and its affiliates. Among other things, the Board reviewed and discussed the background and experience of the Adviser’s senior management personnel who serviced the Fund and the qualifications, background and responsibilities of the portfolio managers primarily responsible for providing day-to-day portfolio management services for the Fund. The Trustees also considered the financial condition of the Adviser and the Adviser’s ability to provide quality service to the Fund.  Management representatives reported to the Board and responded to questions on, among other things, the Adviser’s business plans and any current or proposed organizational changes.  The Trustees also took into account the Adviser’s experience serving as an investment adviser and information regarding the Adviser’s compliance with applicable laws and Securities and Exchange Commission (“SEC”) and other regulatory agency inquiries or audits of the Fund, the Adviser and/or its affiliates. The Board considered reports from the Adviser on its risk management processes. The Board noted that it received information on a regular basis from the Fund’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures and information concerning the Adviser’s brokerage policies and practices. The Trustees also noted that the Adviser had provided information and periodic reporting, including updates on their management of the Fund and the quality of its performance, and had discussed these matters with the Trustees at meetings held regularly throughout the preceding year.
Based on the totality of the information considered, the Board concluded that the nature, extent and quality of the Adviser’s services provided to the Fund were of a high quality, and that the Adviser has provided and could reasonably be expected to continue to provide these services on an ongoing basis based on its experience, operations and resources.
The Costs of Services Provided and Profits Realized by the Advisers and its Affiliates from their Relationships with the Fund
The Board reviewed information compiled by ISS that compared the effective annual management fee rate with the fees paid by its Peer Funds.  The Board reviewed with management the effective annual management fee paid by the Fund to the Adviser for investment management services. The Board considered the Fund’s management fee structure, including information from the management about the fees charged by the Adviser to other clients investing primarily in an asset class similar to that of the Fund. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts. In evaluating the Fund’s management fees, the Board took into account the regulatory regimes, fund structure, level of services, complexity and quality of the investment management of the Fund.
In addition to the foregoing, the Board considered the Fund’s fees and expenses relative to the fees and expenses of the Peer Funds, as well as information on the limitations of such comparable data given differences between the Fund and the Peer Funds presented. This information showed that the Fund’s net management fee and total net expenses, exclusive of investment-related expenses, were below the median of the Peer Funds.  The Board also reviewed the profitability of the investment advisory relationship with the Fund to the Adviser. The Board concluded that the Fund’s fees and expenses, as well as the Investment Adviser’s profitability, were reasonable in light of the nature, extent and quality of services provided.
Investment Performance of the Fund
The Board received and reviewed with the Fund’s management, among other performance data, information that compared the Fund’s return over various time periods to those of comparable investment companies and discussed this information and other related performance data with management. The Board received and considered information comparing the Fund’s performance to the performance of the Fund’s Peer Funds, including information on the limitations of such comparable data given differences between the Fund and the Peer Funds presented.
In addition, the Board received and reviewed information regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark. The Trustees considered management’s discussion of the factors contributing to differences in performance between the Fund, its Peer Funds, other abrdn strategies, as applicable, and the Fund’s benchmark, including differences in the investment strategies, restrictions and risks of the of the Peer Funds which limited comparability and distinguishing features of the Fund relative to the benchmark and other abrdn strategies.  Additionally, the Board considered information about the Fund’s discount/premium ranking relative to its Peer Funds and the Adviser’s discussion of the Fund’s performance. The Trustees noted that the Fund underperformed the average of the Peer Funds for the 1-year period ended March 31,
2025 Annual Report	41

Supplemental Information (Unaudited)  (continued)

2025 but outperformed the average of the Peer Funds for the 3-, 5- and 10-year periods ended March 31, 2025. The Trustees also noted that the Fund underperformed its benchmark for each of the time periods presented. The Board considered the Adviser’s discussion of Fund performance, the Adviser’s efforts to improve performance, among other factors, in determining to continue the Advisory Agreement.
Direct and Indirect Benefits
The Board then considered whether or the extent to which the Adviser derives any direct, ancillary or indirect benefits, such as reputational benefits, that could accrue to the Adviser from the Fund’s operation as a result of the Adviser’s relationship with the Fund. The Board recognized the services provided to the Fund by affiliates of the Adviser and the related compensation paid by the Fund for those services. Based on the totality of the information considered, the Board concluded that any benefits accruing to the Adviser by virtue of its relationship with the Fund appeared to be reasonable.
Economies of Scale
The Board next considered management’s discussion of the Fund’s management fee structure and determined that the management fee structure was reasonable. The Board based its determination on various factors, including how the Fund’s management fee compared relative to the Peer Funds. The Board also considered that the Fund had an expense limitation agreement in place until June 30, 2025, pursuant to which the Adviser agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Fund’s total annual operating expenses. The Board determined that the economies of scale shared with the Fund were reasonable.
* * *
Based on the Board’s deliberations and its evaluations of the information described above and other factors and information the Trustees deemed relevant in the exercise of their individual business judgment, the Board, including the Independent Trustees, with the assistance of fund counsel and independent legal counsel to the Independent Trustees, unanimously determined that  the fees charged pursuant to the Advisory Agreement were fair and reasonable and approved the continuation of the Advisory Agreement.
Summary of Board Considerations in Approving the Investment Advisory Agreement
At a regularly scheduled meeting (the “Meeting”) of the Board of Trustees (the “Board”) of abrdn Total Dynamic Dividend Fund (“AOD” or the “Fund”) held on June 11, 2025, the Board, including those Trustees (the “Independent Trustees”) who are not “interested persons” (as that term is defined in the  Investment Company Act of 1940, (the “1940 Act”)) of the Fund, approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between abrdn Investments Limited (the “Adviser”) and the Fund. In connection with their consideration of whether to approve the continuation of the Advisory Agreement, the Board members received and reviewed a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser. The information provided to the Board members included (but was not limited to): comparative performance, fee and expense information (as well as information on the limitations of such comparable data) of a peer group of funds based on the Fund’s Morningstar Category (the “Peer Funds”), as selected by Institutional Shareholder Services Inc. (“ISS”), an independent third-party provider of investment company data and other performance information. The Peer Funds presented for fee and expense data comparison consisted of a sub-set of the funds in the Fund’s Morningstar Category and other peer funds as determined independently by ISS, and the Peer Funds presented for the performance data comparison consisted of the Fund’s Morningstar category, as determined by ISS. The Board also received information regarding relevant benchmark indices and information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement.
The materials provided to the Board generally included, among other items: (i) information on the investment performance of the Fund,  the performance of the Peer Funds, comparable funds, if any, and the Fund’s performance benchmark; (ii) reports prepared by the Adviser in response to requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; (iii) information on the Fund’s management fee and other expenses, including information comparing the Fund’s expenses to the Peer Funds, comparable funds, if any, and information about applicable fee “breakpoints” in the Fund’s fee structure and expense limitations, if any; (iv) information regarding the Adviser’s revenues and costs of providing services to the funds and any compensation paid to affiliates of the Adviser; and (v) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory arrangements under the 1940 Act and Delaware law.
The Independent Trustees met with representatives of the Adviser and separately in executive session with independent legal counsel on June 11, 2025 to discuss the continuation of the Advisory Agreement. The Independent Trustees also met with representatives of the Adviser and separately in executive session with independent legal counsel on May 30, 2025 to discuss the materials provided to the Board by the Adviser in response to a request for information sent to them by the Independent Trustees’ independent legal counsel.
In evaluating whether to renew the Advisory Agreement for the Fund, the Board considered numerous factors, including: (i) the nature, extent and quality of services provided to the Fund by the Adviser under the Advisory Agreement; (ii) the costs of services provided to the Fund and the profits realized by the Adviser (and its affiliates) from its relationship with the Fund; (iii) the Fund’s total expense ratio as well as the management fees
42	2025 Annual Report

Supplemental Information (Unaudited)  (continued)

paid by the Fund pursuant to the Advisory Agreement relative to the total expense ratios of and the management fee charged to the Peer Funds and comparable accounts, if any; (iv) the investment performance of the Fund relative to that of its benchmark index as well as the performance of the Peer Funds and comparable funds, if any; (v) any additional benefits (such as soft dollars, if any) received by the Adviser or its affiliates; (vi) the extent to which economies of scale are being realized by shareholders and will be realized as the Fund’s assets increase; (vii) the Adviser’s compliance program; and (viii) any other considerations deemed relevant by the Board. The Independent Trustees also discussed the Advisory Agreement in an executive session with independent legal counsel at which no representatives of the Adviser were present.  No single factor reviewed by the Board was identified as the principal factor in determining whether to renew the Advisory Agreement, and individual Trustees may have given different weight to various factors.
The discussion immediately below outlines in greater detail certain of the materials and information presented to the Board by the Adviser in connection with the Board’s consideration and approval of the continuation of the Advisory Agreement, and the conclusions made by the Board at the Meeting when determining to renew the Advisory Agreement.
The Nature, Extent and Quality of Services Provided to the Fund Under the Advisory Agreement
The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund. They reviewed information about the resources dedicated to the Fund by the Adviser and its affiliates. Among other things, the Board reviewed and discussed the background and experience of the Adviser’s senior management personnel who serviced the Fund and the qualifications, background and responsibilities of the portfolio managers primarily responsible for providing day-to-day portfolio management services for the Fund. The Trustees also considered the financial condition of the Adviser and the Adviser’s ability to provide quality service to the Fund. Management representatives reported to the Board and responded to questions on, among other things, the Adviser’s business plans and any current or proposed organizational changes.  The Trustees also took into account the Adviser’s experience serving as an investment adviser and information regarding the Adviser’s compliance with applicable laws and Securities and Exchange Commission (“SEC”) and other regulatory agency inquiries or audits of the Fund, the Adviser and/or its affiliates. The Board considered reports from the Adviser on its risk management processes. The Board noted that it received information on a regular basis from the Fund’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures and information concerning the Adviser’s brokerage policies and practices. The Trustees also noted that the Adviser had provided information and periodic reporting, including updates on their management of the Fund and the quality of its performance, and had discussed these matters with the Trustees at meetings held regularly throughout the preceding year.
Based on the totality of the information considered, the Board concluded that the nature, extent and quality of the Adviser’s services provided to the Fund were of a high quality, and that the Adviser has provided and could reasonably be expected to continue to provide these services on an ongoing basis based on its experience, operations and resources.
The Costs of Services Provided and Profits Realized by the Advisers and its Affiliates from their Relationships with the Fund
The Board reviewed information compiled by ISS that compared the effective annual management fee rate with the fees paid by its Peer Funds. The Board reviewed with management the effective annual management fee paid by the Fund to the Adviser for investment management services. The Board considered the Fund’s management fee structure, including information from the management about the fees charged by the Adviser to other clients investing primarily in an asset class similar to that of the Fund. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts. In evaluating the Fund’s management fees, the Board took into account the regulatory regimes, fund structure, level of services, complexity and quality of the investment management of the Fund.
In addition to the foregoing, the Board considered the Fund’s fees and expenses relative to the fees and expenses of the Peer Funds, as well as information on the limitations of such comparable data given differences between the Fund and the Peer Funds presented. This information showed that the Fund’s net management fee and total net expenses, exclusive of investment-related expenses, were below the median of the Peer Funds.  The Board also reviewed the profitability of the investment advisory relationship with the Fund to the Adviser. The Board concluded that the Fund’s fees and expenses, as well as the Investment Adviser’s profitability, were reasonable in light of the nature, extent and quality of services provided..
Investment Performance of the Fund
The Board received and reviewed with the Fund’s management, among other performance data, information that compared the Fund’s return over various time periods to those of comparable investment companies and discussed this information and other related performance data with management.  The Board received and considered information comparing the Fund’s performance to the performance of the Fund’s Peer Funds, including information on the limitations of such comparable data given differences between the Fund and the Peer Funds presented.
In addition, the Board received and reviewed information regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark. The Trustees considered management’s discussion of the factors contributing to differences in performance between the Fund, its Peer Funds, other abrdn strategies, as applicable, and the Fund’s benchmark, including differences in the investment strategies, restrictions and risks of the of the Peer Funds which limited comparability and distinguishing features of the Fund relative to the benchmark and other abrdn strategies.
2025 Annual Report	43

Supplemental Information (Unaudited)  (concluded)

Additionally, the Board considered information about the Fund’s discount/premium ranking relative to its Peer Funds and the Adviser’s discussion of the Fund’s performance. The Trustees noted that the Fund underperformed the average of the Peer Funds for the 1-year period ended March 31, 2025 but outperformed the average of the Peer Funds for the 3-, 5- and 10-year periods ended March 31, 2025. The Trustees also noted that the Fund underperformed its benchmark for each of the time periods presented. The Board considered the Adviser’s discussion of Fund performance, the Adviser’s efforts to improve performance, among other factors, in determining to continue the Advisory Agreement.
Direct and Indirect Benefits
The Board then considered whether or the extent to which the Adviser derives any direct, ancillary or indirect benefits, such as reputational benefits, that could accrue to the Adviser from the Fund’s operation as a result of the Adviser’s relationship with the Fund. The Board recognized the services provided to the Fund by affiliates of the Adviser and the related compensation paid by the Fund for those services. Based on the totality of the information considered, the Board concluded that any benefits accruing to the Adviser by virtue of its relationship with the Fund appeared to be reasonable.
Economies of Scale
The Board next considered management’s discussion of the Fund’s management fee structure and determined that the management fee structure was reasonable. The Board based its determination on various factors, including how the Fund’s management fee compared relative to the Peer Funds. The Board also considered that the Fund had an expense limitation agreement in place until June 30, 2025, pursuant to which the Adviser agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Fund’s total annual operating expenses. The Board determined that the economies of scale shared with the Fund were reasonable.
* * *
Based on the Board’s deliberations and its evaluations of the information described above and other factors and information the Trustees deemed relevant in the exercise of their individual business judgment, the Board, including the Independent Trustees, with the assistance of fund counsel and independent legal counsel to the Independent Trustees, unanimously determined that  the fees charged pursuant to the Advisory Agreement were fair and reasonable and approved the continuation of the Advisory Agreement.
44	2025 Annual Report

Additional Information Regarding the Fund (AGD) (Unaudited)

RECENT CHANGES
The following information is a summary of certain changes during the fiscal year ended October 31, 2025. This information may not reflect all of the changes that have occurred since you purchased the Fund.
During the applicable period, there have been: (i) no material changes to the Fund's investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders, (ii) no material changes to the Fund's principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund's charter or by-laws that would delay or prevent a change of control that have not been approved by shareholders; except as follows:
Changes to Persons Primarily Responsible for Day-to-Day Management of the Fund
Josh Duitz, Martin Connaghan and Andrew Kohl are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.
Messrs. Duitz, Connaghan and Kohl have served as a portfolio managers of the Fund since 2012, 2018 and 2024, respectively. Effective August 1, 2025, Ruairidh Finlayson left the Fund’s adviser and ceased serving as one of the portfolio managers having primary responsibility for the day-to-day management of the Fund's portfolio.
INVESTMENT OBJECTIVES AND POLICIES
Investment Objectives
The Fund's primary investment objective is to seek high current dividend income, more than 50% of which qualifies for the reduced federal income tax rate, as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective. There is no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives and some of its investment policies are considered fundamental policies and may not be changed without shareholder approval.
Investment Strategies
The Fund combines three research-driven investment strategies – dividend capture, value and growth – to maximize the amount of distributed dividend income that qualifies for reduced federal income tax rate (currently capped at 20%) and to identify companies globally with the potential for dividend increases and capital appreciation. The Fund uses a multi-cap, multi-sector, multi-style approach to invest in the securities of issuers of any capitalization level (small, mid or large) and in any sector or industry. The Fund's dividend capture strategy has two facets. The first facet is "rotation" strategy, in which the Fund would sell a stock on or shortly after the stock's ex-dividend date, provided that holding requirements are met that would permit the Fund to take advantage of the reduced federal tax rate, and use the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. The second facet is to capture special dividends where a company decides to return large cash balances to shareholders as a one-time dividend payment, for instance due to a restructuring or recent strong operating performance.
The Fund invests at least 80% of its net assets in equity securities, primarily common stocks, issued by U.S. companies and qualified foreign corporations whose equity securities are readily traded on an established U.S. or foreign securities market, that pay dividends which qualify for federal tax rates similar to the rates applied to long-term capital gains. Under normal circumstances, the Fund intends to, although it is not required to, invest in the securities of issuers located in approximately 10 to 30 foreign countries, with foreign investments representing approximately 40% to 80% of the Fund's assets. The Fund screens the U.S. and foreign companies in which it considers investing using the same criteria, including, generally, high dividend yield, sufficiently liquid trading in an established market, and also its judgment that the issuer may have good prospects for earnings growth or may be undervalued. Although it is not the Fund's current intent, the Fund continues to be able to invest up to 100% of its total assets in the securities of non-U.S. issuers and is not restricted as to how much may be invested in the issuers of any single country, provided the Fund limits its investments in countries that are considered emerging markets to no more than 25% of the Fund's total assets at any one time.
Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of domestic and foreign corporations that pay dividends. The Board of Trustees may change this 80% policy on not less than 60 days' notice to shareholders. The Adviser believes that dividend paying stocks have the potential for superior total return performance, as compared to non-dividend paying stocks. Under normal circumstances, the Fund expects to invest in securities of issuers located in the United States and in approximately 10 to 30 foreign countries. The Adviser believes that global diversification may provide to investors in the Fund the benefit of generally higher dividend yields in some countries outside the United States, especially for companies domiciled in countries that have a tax treaty with the United States.
The Fund invests in equity securities issued by U.S. corporations, and foreign issuers whose equity securities are readily traded on an established U.S. or foreign securities market, that pay dividends, more than 50% of which qualify for reduced federal tax rates similar to the rates applied to long-term capital gains (referred to herein as

2025 Annual Report	45

Additional Information Regarding the Fund (AGD) (Unaudited)   (continued)

"qualified dividends" or "tax-advantage dividends"). The Fund screens the U.S. and foreign companies in which it considers investing using the same criteria, including, generally, high dividend yield, sufficiently liquid trading in an established market, and also its judgment that the issuer may have good prospects for earnings growth or may be undervalued. Qualified dividends generally include dividends received during the taxable year from domestic and qualified foreign corporation. A qualified foreign corporation is defined in the Internal Revenue Code of 1986 (the "Code") as any corporation that is incorporated in a possession of the United States or that is eligible for the benefits of a comprehensive income tax treaty with the United States. The equity securities in which the Fund invests include primarily common stocks. The Fund may, from time to time, also invest a portion of its assets in depositary receipts, preferred stocks, REITs (real estate investment trusts), exchange-traded funds ("ETFs") and securities convertible into or exchangeable for common stocks, such as convertible debt. Dividends paid by REITs generally will not be eligible to be treated as qualified dividend income.
The Fund seeks dividend income that qualifies for favorable federal income tax treatment. Under federal income tax law, tax-advantaged dividends received by individual shareholders are taxed at rates similar to long-term capital gain tax rates, which reach a maximum of 20%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to shareholders. Corporate shareholders of the Fund are not eligible for this favorable federal income tax treatment. In addition, a dividend will not be treated as a tax-advantaged dividend (whether received by the Fund or paid by the Fund to a shareholder) (1) if the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or fewer than 91 days during the associated 181-day period in the case of certain preferred stocks), (2) to the extent that the recipient is under an obligation (whether as a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.
The Fund may borrow for investment purposes. The Adviser currently intends to limit leverage through borrowing to 10% of the Fund's total assets (calculated at the time of borrowing) and to borrow for investment purposes only when the Adviser believes that the potential return on additional investments acquired with the proceeds of leverage is likely to exceed the costs incurred in connection with the borrowings.
To the extent the Fund uses leverage, if any, the Fund currently intends to use leverage through borrowing from a credit facility. The Fund is permitted to engage in other transactions, such as the issuance of debt securities or preferred securities, which have the effect of leverage, but currently has no intention to do so. The Fund's portfolio management team may use leverage opportunistically and seek to reduce the Fund's leverage usage during times of heightened market volatility. Depending on market conditions, the portfolio management team may choose not to use any leverage or may instead borrow up to 10% of the Fund's total assets for investment purposes. Additionally, the Fund is permitted to borrow up to the maximum allowable amount under the 1940 Act of the Fund's total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.
The Adviser considers and evaluates environmental, social and governance (“ESG”) factors as part of the investment analysis process for most long-term investments. The Adviser considers the most material potential ESG risks and opportunities impacting issuers, alongside other non-ESG factors. The relevance of ESG factors to the investment process varies across issuers and strategies. For instance, ESG factors may not be considered for securities that the Adviser intends to hold solely as part of the Fund's dividend recapture strategy, which is discussed in more detail below. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. When ESG factors are considered, ESG information is just one investment consideration and ESG considerations generally are not solely determinative in any investment decision made by the Adviser.
Dividend Capture Strategy
The Fund's dividend capture strategy seeks to maximize the level of dividend income that the Fund receives by engaging in dividend capture trading and by identifying special dividend situations.
Rotation Strategy (Dividend Capture Trading). In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date, provided that holding requirements are met that would permit the Fund to take advantage of the reduced federal tax rate, and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this rotation practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the

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course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to Fund assets attributable to dividend capture trading where it may only have received four quarterly payments in a hold only strategy. In order for dividends received by the Fund to qualify as tax-advantaged dividends, the Fund must comply with the holding period requirements described above. See "Risk Factors – Dividend Strategy Risks." Dividend capture trading by the Fund will take account of this consideration. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.
Special Dividends. Special dividend situations may include those where companies decide to return large cash balances to shareholders as one-time dividend payments, for instance due to a restructuring or recent strong operating performance. Other special dividends may arise in a variety of situations.
Value Strategy
In managing the assets of the Fund, the Adviser generally pursues a value-oriented approach. The Adviser seeks to identify investment  opportunities in equity securities of dividend paying corporations that it believes are undervalued relative to the market and to the securities' historical valuations, including turnaround opportunities with a catalyst, depressed earnings that may be poised to recover, or situations where a restructuring or major corporate action may add value. The Fund invests in stocks among all capitalization levels (small, mid and large), using a multi-cap, multi-sector, multi-style approach when selecting the stocks of companies in which the Fund invests. The average capitalization of issuers is not intended to be static and varies over time. Factors that the Adviser considers include fundamental factors such as earnings growth, cash flow and historical payment of dividends. The Fund's investments in common stocks will emphasize stocks that (at the time of purchase) pay dividends and have capital appreciation potential.
Growth Strategy
The Fund's growth strategy seeks to identify issuers with lower, but still attractive, current dividend yields, but that have the potential for higher earnings growth through capital appreciation or increasing dividend payments.
In addition to investing in stocks that pay tax-advantaged dividends, the Fund may also invest a portion of its assets in stocks and other securities that generate fully taxable ordinary income. For any year, so long as the Fund's fully taxable ordinary income and net realized short-term gains are offset by expenses of the Fund, all of the Fund's income distributions would be characterized as tax-advantaged dividends. There can be no assurance that a portion of the Fund's income distributions will not be fully taxable as ordinary income. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may hold certain securities for less than the 61 days described above and, as a result, shareholders may be unable to take advantage of the reduced federal tax rates applicable to any qualifying dividends otherwise attributable to such securities. In addition, during such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objectives and the Fund may not pay tax-advantaged dividends.
Generally, securities are purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. The Adviser does not expect investments in illiquid securities to comprise more than 10% of the Fund's total assets (determined at the time the investment is made).
The Adviser may invest the Fund's cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Adviser's recommendations and the portfolio managers' decisions are subjective.
Portfolio Investments
Common Stocks
The Fund invests primarily in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and riskier than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.
Preferred Stocks
Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over

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common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer's capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.
Distributions on preferred stock must be declared by the board of directors of the issuer and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stock may be cumulative, causing dividends and distributions to accrue even if not declared by the issuer's board of directors or otherwise made payable, or they may be non-cumulative, so     that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.
Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.
Because the claim on an issuer's earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.
Foreign Securities
Although it is not required to, under normal circumstances, the Fund invests a significant portion of its assets in securities of issuers located in approximately ten to thirty foreign countries (in addition to the United States). The Fund invests in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts ("ADRs")) that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Adviser's misjudging the value of certain securities or in a significant loss in the value of those securities.
The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in the United States or abroad), relations between nations and trading, settlement, and custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).
Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets are less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally

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not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.
The Fund may purchase ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.
Dividends paid on foreign securities may not qualify for the reduced federal income tax rate applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as qualified dividend income.
Emerging Market Securities
The Fund may invest up to 25% of its assets in securities of issuers located in emerging markets. The Fund uses the MSCI Emerging Markets Index methodology to determine which countries are considered emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities.
In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund's investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.
Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rate applicable to qualified dividends under the Code.
Real Estate Investment Trusts
The Fund may invest in REITs. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio that is comprised of REIT shares. REIT income distributions received by the Fund generally will not be treated as tax-advantaged dividends.

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Exchange Traded Funds
The Fund may invest in ETFs, which are investment companies that seek to track or replicate a desired index, such as a sector, market or global segment. ETF shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.
Convertible Securities
The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.
The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.
Corporate Bonds, Government Debt Securities and Other Debt Securities
The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date.
The Fund invests in government debt securities, including those of U.S. issuers, emerging market issuers and of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (i) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (ii) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.
The Fund will not invest more than 20% of its total assets in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody's Investors Service, Inc. or lower than BBB by Standard & Poor’s Ratings Group or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Adviser to be of comparable credit quality). These securities are commonly referred to as "junk bonds." In the event that a security receives different ratings from different NRSROs, the Adviser will treat the security as being rated in the highest rating category received from an NRSRO. The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.
Illiquid Securities
Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more

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than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund may invest up to 10% of the value of its net assets in illiquid securities. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees.
Rule 144A Securities
The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Adviser determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Trustees. The Board of Trustees monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 10% limit on investments in illiquid securities.
Warrants
The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long- or short-term capital gain or loss depending on the period for which the warrant is held.
Other Investments
The Fund may use a variety of other investment instruments in pursuing its investment objectives. The investments of the Fund may include fixed income securities, sovereign debt, options on foreign currencies and forward foreign currency contracts.
Investment Techniques
The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund's ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.
Options on Securities
In order to hedge against adverse market shifts, the Fund may utilize up to 10% of its total assets (in addition to the 10% limit applicable to options on stock indices described below) to purchase put and call options on securities. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options.
A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the SEC currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

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The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to the excess of the security's market value at the time of the option exercise over the price at which the Fund is required to sell the underlying security less the premium received for writing the option. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.
The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.
As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.
In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value (“NAV”) to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.
Options on Stock Indices
The Fund may utilize up to 10% of its total assets (in addition to the 10% limit applicable to options on securities) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Adviser's judgment in this respect will be correct.
Portfolio Turnover
The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options and

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futures, may have the effect of increasing the Fund's annual rate of portfolio turnover. In certain years, the annual portfolio turnover rate of the Fund may exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in the realization of net short term capital gains. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates.
Foreign Currency Transactions
The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund does not speculate in foreign currency.
Except for cross-hedges, the Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate their contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.
It should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.
Foreign Currency Options
The Fund may purchase and write options on foreign currencies to protect against declines in the U.S. dollar value of foreign securities or in the U.S. dollar value of dividends or interest expected to be received on these securities. These transactions may also be used to protect against increases in the U.S. dollar cost of foreign securities to be acquired by the Fund. Writing an option on foreign currency is only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The Fund may not purchase a foreign currency option if, as a result, premiums paid on foreign currency options then held by the Fund would represent more than 10% of the Fund's total assets.
A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.
A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the

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value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.
Futures Contracts and Options on Futures Contracts
Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts and may be able to achieve these objectives more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts. The Fund may engage in futures transactions on U.S. and foreign exchanges.
The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, to increase total return or to hedge against changes in interest rates, securities prices, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objectives and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA") pursuant to Rule 4.5 under the CEA with respect to the Fund. The Adviser, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.
Defensive Positions
During periods of adverse market or economic conditions, the Fund may hold certain securities for less than the 61 days described above and, as a result, shareholders may be unable to take advantage of the reduced federal tax rates applicable to any qualifying dividends otherwise attributable to such securities. In addition, during such times, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund will not be pursuing its investment objectives in these circumstances. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations. During such market circumstances, the Fund may not pay tax-advantaged dividends. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.
Equity-Linked Securities
The Fund may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See "Investment Objectives & Policies – Portfolio Investments – Foreign Securities" and "Risk Factors – Foreign Securities Risk." In addition, the Fund bears the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to the Fund's restrictions on investments in illiquid securities.
Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. If the underlying security is determined to be illiquid, participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities.

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Participation notes offer a return linked to a particular underlying equity, debt or currency.
Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase total return. The Fund's ability to enter into certain swap transactions may be limited by tax considerations. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer.
Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.
In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks). The Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term.
Equity swaps are derivatives and their value can be very volatile. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the underlying asset without the use of leverage.
In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired.
RISK FACTORS
An investment in the Fund's common shares is subject to risks. The value of the Fund's investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund's shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. You should consider carefully the following risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund.
Investment and Market Risk
An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.
Issuer Risk
The value of an issuer's securities that are held in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
Common Stock Risk
The Fund invests primarily in common stocks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. . A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in the actual financial condition of an issuer or investors’ perception thereof, the general condition of the relevant

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stock market, or the occurrence of political, geopolitical, social or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. In addition, common stock prices may be sensitive to interest rate fluctuations, as the costs of capital change for issuers. Also, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and assets, and therefore will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to interest rate fluctuation, as the costs of capital change for issuers.
Management Risk
The Fund is subject to management risk because it is an actively managed portfolio. The Fund's successful pursuit of its investment objectives depends upon the Adviser's ability to find and exploit market inefficiencies with respect to undervalued securities and identify companies experiencing a change in dividend policy, including the announcement of restructuring initiatives or special dividends. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Adviser to fulfill the Fund's investment objectives. The Adviser's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives.
Qualified Dividend Tax Risk
No assurance can be given as to what portion of the distributions paid to the Fund's shareholders, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the common shares of the Fund.
Dividend Strategy Risks
The Fund's pursuit of its investment objectives depends upon the Adviser's ability to anticipate the dividend policies of the companies in which it chooses to invest. It is difficult to anticipate the level of dividends that companies will pay in any given timeframe. The Fund's strategies require the Adviser to identify and exploit opportunities such as the announcement of major corporate actions, such as restructuring initiatives or a special dividend, that may lead to high current dividend income. These situations are typically not recurring in nature or frequency, may be difficult to predict and may not result in an opportunity that allows the Adviser to fulfill the Fund's investment objective. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate and the favorable federal tax treatment afforded to dividends. Challenging economic conditions, affecting either the market as a whole or a specific investment in the Fund's portfolio, may limit the opportunity to benefit from the current dividend policies of the companies in which the Fund invests or may cause such companies to reduce or eliminate their dividends. In addition, a change in the favorable provisions of the federal tax laws may limit your ability to benefit from dividend increases or special dividends, may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.
Foreign Securities Risk
The Fund has substantial exposure to foreign securities. The Fund's investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund's securities. These risks are heightened under adverse economic, market, geopolitical and other conditions. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The Fund has no other investment restrictions with respect to

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investing in foreign issuers. Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as qualified dividend income.
Emerging Market Securities Risk
The Fund may invest up to 25% of its total assets in securities of issuers located in "emerging markets." Although there is no universally accepted definition, an emerging or developing country is generally considered to be a country which is in the initial stages of industrialization. Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets, the risk of the imposition of economic sanctions against a country, the risk of nationalization of industries and expropriation of assets, social instability and war, currency transfer restrictions, risks that governments may substantially restrict foreign investing in their capital markets or in certain industries, impose punitive taxes, trade barriers and other protectionist or retaliatory measures. In the event of nationalization, default, debt restructuring, capital controls, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments. A market swing in one or more emerging market countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio.
The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. There could be difficulties in enforcing favorable legal judgments in foreign courts. Foreign markets may have different securities clearance and settlement procedures. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund's assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment because of these delays. Some investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals in response to geopolitical tensions or conflicts may adversely affect the value of the Fund’s foreign holdings. The type and severity of sanctions and other similar measures are difficult to measure or predict.
Depositary Receipts.
Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. Dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.
The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.
A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. Dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an

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unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.
Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.
In addition, the issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund's performance.
Small- and Medium Cap Company Risk
Compared to investment companies that focus only on large capitalization companies, the Fund's share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for gains and losses.
Portfolio Turnover Risk
The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that in certain years its annual portfolio turnover rate may exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.
Sector Risk
To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, competition for the services of qualified personnel and reduced availability of financing options. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies
Defensive Positions
During periods of adverse market or economic conditions, the Fund may hold certain securities for less than the 61 days described above and, as a result, shareholders may be unable to take advantage of the reduced federal tax rates applicable to any qualifying dividends otherwise attributable to such securities. In addition, during such times, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund would not be pursuing its investment objectives in these circumstances and could miss favorable market developments and the Fund may not pay tax-advantaged dividends. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.
Market Price of Shares
The shares of closed-end management investment companies often trade at a discount from their NAV, and the Fund's common shares may likewise trade at a discount from NAV. The trading price of the Fund's common shares may be less than the public offering price. The returns earned by the Fund's shareholders who sell their common

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shares below NAV will be reduced. The Fund may utilize leverage, which magnifies the market risk.
Cybersecurity Risk
Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality. Furthermore, the Fund may be an appealing target for cybersecurity threats such as hackers and malware.
Leverage Risk
Leverage, to the extent it is used, creates three major types of risks for shareholders:
•	the likelihood of greater volatility of NAV and market price of common shares because changes in value of the Fund's portfolio (including changes in the value of any interest rate swap, if applicable) are borne entirely by the common shareholders;
•	the possibility either that share income will fall if the interest rate on any borrowings or the dividend rate on any preferred shares issued rises, or that share income and distributions will fluctuate because the interest rate on any borrowings or the dividend rate on any preferred shares issued varies; and
•	if the Fund leverages through issuing preferred shares or borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements.
Leverage involves certain additional risks, including the risk that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund's NAV, market price and distributions. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.
In addition, funds borrowed pursuant a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. In the event of an event of default under a loan facility, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Fund by the 1940 Act. However, because the Fund's use of leverage is expected to be relatively modest and flexible in approach, the Adviser currently does not believe that these restrictions would significantly impact its management of the Fund.
The Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances. During periods in which the Fund is using leverage, the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total assets, including proceeds from borrowings, which may create an incentive to leverage the Fund.
REIT Risk
If the Fund invests in REITs, such investment will subject the Fund to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or the values of underlying mortgage loans; therefore making REIT shares less attractive, more volatile and less liquid than other income producing investments.
Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT, would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund's yield on that investment.
Dividends paid by REITs will not generally qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.
The Fund does not expect to invest a significant portion of its assets in REITs, but does not have any investment restrictions with respect to such investments.

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Investments in Undervalued Securities
The Fund's investment strategy includes investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.
Short Sale Risk
When transacting a short sale, the Fund must borrow the security sold to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund.
A short sale will be successful if the shorted security price decreases. However, if the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.
Therefore, short sales may be subject to greater risks than investments in long positions. With a long position the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security sold short.
The Fund also incurs increased transaction costs associated with selling securities short.
Special Risks Associated with Foreign Currency Options
Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally, as described below. In addition, there are certain additional risks associated with foreign currency options. The Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.
The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.
Risk Characteristics of Options and Futures
Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option.
Special Risks Associated with Foreign Currency Futures Contracts and Related Options
Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally, as described above. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies, as described above.
Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary

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market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss of up to the amount of the premium paid for the option, such as when there is no movement in the price of the underlying currency or futures contract.
Preferred Securities Risk
In addition to credit risk, investment in preferred securities carries risks including deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of "noncumulative preferreds") or defer (in the case of "cumulative preferreds"), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments to the extent proceeds are available after paying any more senior creditors, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks. Dividends paid on preferred securities will generally not qualify for the reduced federal income tax rate applicable to qualified dividends under the Code.
Interest Rate Risk
Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in preferred stocks and fixed-rate debt securities means that the NAV and price of the common shares may decline if market interest rates rise. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk. The value of the Fund's common stock investments may also be influenced by changes in interest rates.
The risks attendant to changing interest rate environments have been, and continue to be, magnified in the current economic environment. To combat rising inflation, the Board of Governors of the Federal Reserve System increased the federal funds rate several times in 2022 and 2023; however, the Board of Governors of the Federal Reserve System decreased the federal funds rate in 2024 and 2025, and the future of interest rates remains uncertain.
Convertible Securities Risk
The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock, and, therefore, is also subject to the same types of market and issuer risks that may negatively affect the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem

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the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.
Illiquid Securities Risk
Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees of the Fund.
Inflation Risk
Inflation risk is the risk that the purchasing power of assets or income from investment will be less in the future as inflation decreases the value of money. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund’s common shares. Most emerging market countries, in particular, have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on economies and securities markets globally. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.
Borrowing Risk
If the Fund borrows money, it would experience greater volatility of NAV and market price of the common shares. If the income from the securities purchased with such funds were not sufficient to cover the cost of any such borrowing, the return on the Fund would be less than if borrowing had not been used, and therefore the amount available for distribution to the Fund's shareholders as dividends and other distributions would be reduced and might not satisfy the level dividend rate distribution policy set by the Board of Trustees.
Risks of Derivative Investments
The Fund may invest in derivative instruments as described in the Fund's Prospectus and Statement of Additional Information. Investments in derivative instruments may be for both investment and hedging purposes. Losses from investments in derivative instruments can, among other things, result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin and settlement payment requirements, related leverage factors or operational and legal issues associated with such transactions. The use of these investment techniques also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Adviser's attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Adviser may choose not to hedge certain portfolio risks. The use of derivatives for investment purposes is considered a speculative practice and presents even greater risk of loss.
Rule 18f-4 under the 1940 Act, governs a registered investment company's use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Under Rule 18f-4, a fund's derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of Rule 18f-4. . Under the rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. In addition, under the rule, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement,

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that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the Fund to use derivatives, and reverse repurchase agreements and similar financing transactions as part of its investment strategies.
Anti-Takeover Provisions
The Fund's Declaration of Trust includes provisions that could have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices.
Market Events Risk
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the US Federal Reserve or foreign central banks, market disruptions caused by trade disputes, armed conflicts or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, imposition of sanctions and other measures, trading and tariff arrangements, actual or threated war or armed conflicts, terrorism, social unrest, natural or environmental disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected. In addition, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) or similar issues could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments.
Regulation as a “Commodity Pool”
The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund pursuant to Regulation 4.5 promulgated by the U.S. Commodity Futures Trading Commission (the “CFTC”). For the Investment Adviser to continue to qualify for the exclusion under CFTC Regulation 4.5 with respect to the Fund, the aggregate initial margin and premiums required to establish our positions in derivative instruments subject to the jurisdiction of the Commodity Exchange Act of 1936, as amended (“CEA”) (other than positions entered into for hedging purposes) may not exceed five percent of the Fund’s liquidation value or, alternatively, the net notional value of the Fund’s aggregate investments in CEA-regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of the Fund’s liquidation value. In the event the Adviser fails to qualify for the exclusion with respect to the Fund and is required to register as a “commodity pool operator”, it will become subject to additional disclosure, record keeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.
ESG Integration Risk
To the extent the ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics may not be the only factors considered and, as a result, the issuers inwhich the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings.The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG factors.
FUNDAMENTAL INVESTMENT RESTRICTIONS
The following investment restrictions of the Fund are designated as fundamental policies and as such may not be changed without the approval of a majority of the Fund's outstanding common shares, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:
1.	Borrow money, except as permitted by the 1940 Act. The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%. The Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices;
2.	Issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) the borrowings permitted by investment restriction

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(1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;
3.	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;
4.	Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act in selling or disposing of a portfolio investment;
5.	Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies and (b) entering into repurchase agreements;
6.	Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;
7.	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments; and
8.	With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; or invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).
9.	Sell a security short if, as a result of such sale, the current value of securities sold short by that Fund would exceed 10% of the value of that Fund's total assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales "against the box"), this limitation is not applicable. The Fund has no current intention to take short positions in securities. However, if the Fund does take any short positions, it will maintain sufficient segregated liquid assets to cover the short position.
EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund's continued use of the line of credit as of October 31, 2025 as a percentage of total managed assets (including assets attributable to such leverage), and the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund's use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with reverse repurchase agreements (or dollar rolls or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.
Assumed annual returns on the Fund's portfolio (net of expenses)	(10%)	(5%)	0%	5%	10%
Corresponding return of shareholder	(10.3%)	(5.2%)	(0.1%)	5.0%	10.1%
Based on estimated indebtedness of $5,025,548 (representing approximately 1.71% of the Fund's Managed Assets as of October 31, 2025 at an annual interest rate of 5.00% (effective interest rate as of October 31, 2025), the Fund's investment portfolio at fair value would have to produce an annual return of approximately 0.09% to cover annual interest payments on the estimated debt.
Share total return is composed of two elements – the distributions paid by the Fund to holders of Shares (the amount of which is largely determined by the net investment income of the Fund after paying

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dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund's portfolio and not the actual performance of the Fund's Shares, the value of which is determined by market forces and other factors.
Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund's investment objective and policies. As noted above, the Fund's willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Adviser's assessment of the yield curve environment, interest rate trends, market conditions and other factors.

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Additional Information Regarding the Fund (AOD) (Unaudited)

RECENT CHANGES
The following information is a summary of certain changes during the fiscal year ended October 31, 2025. This information may not reflect all of the changes that have occurred since you purchased the Fund.
During the applicable period, there have been: (i) no material changes to the Fund's investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders; (ii) no material changes to the Fund's principal risks; (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund's charter or by-laws that would delay or prevent a change of control that have not been approved by shareholders; except as follows:
Changes to Persons Primarily Responsible for Day-to-Day Management of the Fund
Josh Duitz, Martin Connaghan and Andrew Kohl are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.
Messrs. Duitz, Connaghan and Kohl have served as a portfolio managers of the Fund since 2012, 2018 and 2024, respectively. Effective August 1, 2025, Ruairidh Finlayson left the Fund’s adviser and ceased serving as one of the portfolio managers having primary responsibility for the day-to-day management of the Fund's portfolio.
 INVESTMENT OBJECTIVES AND POLICIES
Investment Objectives
The Fund's primary investment objective is to seek high current dividend income. The Fund also focuses on long-term growth of capital as a secondary investment objective. There is no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives and some of its investment policies are considered fundamental policies and may not be changed without shareholder approval.
Investment Strategies
The Fund combines four research-driven investment strategies – growth, value, special dividends and dividend capture rotation – to maximize the amount of distributed dividend income and to identify companies globally with the potential for dividend increases and capital appreciation. The Fund uses a multi-cap, multi-sector, multi-style approach to invest in the securities of issuers of any capitalization level (small, mid or large) and in any sector of industry.
The Fund invests at least 80% of its net assets plus amounts borrowed for investment purposes in equity securities, primarily common stocks, issued by domestic and foreign companies whose equity securities are readily traded on an established U.S. or foreign securities market and pay dividends. The Board of Trustees may change this 80% policy on not less than 60 days' notice to shareholders. The Fund seeks to provide dividend income without regard to whether the dividends qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. Although it is not the Fund's current intent, the Fund may invest up to 100% of its total assets in the securities of non-U.S. issuers and is not restricted on how much may be invested in the issuers of any single country, provided the Fund limits its investments in countries that are considered emerging markets to no more than 35% of the Fund's total assets at any one time. Under normal circumstances, however, the Fund invests 35-80% of its total assets in the securities of non-U.S. issuers and among the securities of issuers located in approximately 10 to 30 countries. Allocation of the Fund's assets to issuers outside of the U.S. and among countries outside of the U.S. is dependent on the economic outlook of those countries and the dividend yields available in their markets. The Adviser believes that this flexibility will allow it to continuously pursue high current dividend income in countries where the Adviser perceives the best opportunities to exist.
The Adviser believes that dividend paying stocks have the potential for superior total return performance, as compared to non-dividend paying stocks. The Adviser believes that global diversification may provide to investors in the Fund the benefit of generally higher dividend yields in some countries outside the United States.
The Fund invests in equity securities issued by U.S. issuers, and foreign issuers whose equity securities are readily traded on an established U.S. or foreign securities market, that pay dividends. The Fund screens the U.S. and foreign companies in which it considers investing using the same criteria, including, generally, high dividend yield, sufficiently liquid trading in an established market, and also its judgment that the issuer may have good prospects for earnings growth or may be undervalued. The equity securities in which the Fund invests include primarily common stocks. The Fund may, from time to time, also invest a portion of its assets in depositary receipts, preferred stocks, real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), exchange-traded funds ("ETFs") and securities convertible into or exchangeable for common stocks, such as convertible debt.
The Fund may from time to time engage in short sales of securities, for investment or for hedging purposes. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. In the event that the Fund elects to pursue such a strategy, the Fund expects it would sell shares of portfolio securities short through a pair trade system, where it would maintain a long position in a basket of dividend-paying stocks and a short position in a security or securities replicating an index, which the Fund expects to

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be outperformed by the dividend-paying stocks it owns. The Fund may also sell short individual stocks that the Fund expects to underperform other stocks which the Fund holds. For hedging purposes, the Fund may purchase or sell short futures contracts on global equity indexes.
The Fund anticipates that it will generally not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 20% of the value of its total assets. See "Investment Objectives and Policies – Investment Techniques – Short Sales" and "Risk Factors – Short Sale Risk."
The Fund intends to use leverage through borrowing from a credit facility. The Fund is permitted to engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage, but currently has no intention to do so. The Adviser believes that the use of leverage may provide positive absolute return in the long term and potentially increased income and would thereby be beneficial to shareholders. The portfolio management team anticipates using leverage in an aggregate amount up to 33 1/3% of its total assets (including the amount obtained from leverage), under normal market conditions. The Fund's portfolio management team may use leverage opportunistically and seek to reduce the Fund's leverage usage during times of heightened market volatility. Depending on market conditions, the portfolio management team may choose not to use any leverage or may instead borrow up to 33 1/3% of the Fund's total assets. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objectives.
Generally, securities are purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. The Adviser does not expect investments in illiquid securities to comprise more than 10% of the Fund's total assets (determined at the time the investment is made).
The Adviser may invest the Fund's cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Adviser's recommendations and the portfolio managers' decisions are subjective.
Certain of the Fund's investment strategies may not qualify for the reduced federal income tax rates applicable to qualified dividend income under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions will be designated as qualified dividend income.
The Adviser considers and evaluates ESG factors as part of the investment analysis process for most long-term investments. The Adviser considers the most material potential ESG risks and opportunities impacting issuers, alongside other non-ESG factors. The relevance of ESG factors to the investment process varies across issuers and strategies. For instance, ESG factors may not be considered for securities that the Adviser intends to hold solely as part of the Fund’s dividend recapture strategy, which is discussed in more detailed below. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. When ESG factors are considered, ESG information is just one investment consideration and ESG considerations generally are not solely determinative in any investment decision made by the Adviser.
Growth Strategy
The Fund's growth strategy seeks to identify issuers with lower, but still attractive, current dividend yields, that have the potential for higher earnings growth through capital appreciation or increasing dividend payments.
Value Strategy
In managing the assets of the Fund, the Adviser generally pursues a value-oriented approach. The Adviser seeks to identify investment opportunities in equity securities of dividend paying corporations that it believes are undervalued relative to the market and to the securities' historical valuations, including turnaround opportunities with a catalyst, depressed earnings that may be poised to recover or where a restructuring or major corporate action may add value. The Fund invests in stocks among all capitalization levels (small, mid and large), using a multi-cap, multi-sector, multi-style approach when selecting the stocks of companies in which the Fund invests. The average capitalization of issuers is not intended to be static and varies over time. Factors that the Adviser considers include fundamental factors such as earnings growth, cash flow and historical payment of dividends. The Fund's investments in common stocks will emphasize

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stocks that (at the time of purchase) pay dividends and have capital appreciation potential.
Special Dividend Strategy
The Fund's special dividend strategy seeks to maximize the level of dividend income that the Fund receives by identifying special dividend situations. Special dividend situations may include those where companies decide to return large cash balances to shareholders as one-time dividend payments (e.g. due to a restructuring or recent strong operating performance). Other special dividends may arise in a variety of situations.
Dividend Capture Rotation Strategy
The Fund's dividend capture rotation strategy seeks to maximize the level of dividend income that the Fund receives by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this rotation practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to Fund assets attributable to dividend capture trading where it may only have received four quarterly payments in a hold only strategy. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.
The Fund's dividend capture trading strategy may limit the Fund's ability to meet certain holding period requirements for dividends that it receives to qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions will be reported as qualified dividend income.
Portfolio Investments
Common Stocks
The Fund invests primarily in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and riskier than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.
Preferred Stocks
Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer's capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.
Distributions on preferred stock must be declared by the board of directors of the issuer and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stock may be cumulative, causing dividends and distributions to accrue even if not declared by the issuer's board of directors or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.
Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.
Because the claim on an issuer's earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate

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environments in particular, the Fund's holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.
Foreign Securities
Although it is not required to, under normal circumstances, the Fund invests 35-80% of its total assets in securities of issuers located in foreign countries. The Fund invests in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts ("ADRs")) that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Adviser's misjudging the value of certain securities or in a significant loss in the value of those securities.
The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in the United States or abroad), relations between nations and trading, settlement, and custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).
Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets are less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.
The Fund may purchase ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.
Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as qualified dividend income.
Emerging Market Securities
The Fund may invest up to 35% of its assets in securities of issuers located in emerging markets. The Fund uses the MSCI Emerging Markets Index methodology to determine which countries are considered emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation

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rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities.
In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund's investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.
Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.
Real Estate Investment Trusts
The Fund may invest in REITs. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio that is comprised of REIT shares.
Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.
Master Limited Partnerships
A master limited partnership ("MLP") is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.
MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP's income, gain, loss, deductions and other tax items pass through to common unitholders.
MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash

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distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.
MLP common units represent limited partnership interests in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Fund intends to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP. The Fund intends to invest in MLPs only to an extent and in a manner consistent with the Fund's qualification as a regulated investment company under the Code.
Exchange Traded Funds
The Fund may invest in ETFs, which are investment companies that seek to track or replicate a desired index, such as a sector, market or global segment. ETF shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market.
Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.
Convertible Securities
The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.
The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.
Corporate Bonds, Government Debt Securities and Other Debt Securities
The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date.
The Fund invests in government debt securities, including those of U.S. issuers, emerging market issuers and of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (i) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (ii) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the

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Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.
The Fund will not invest more than 20% of its total assets in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody's Investors Service, Inc. or lower than BBB by Standard & Poor’s Ratings Group or comparably rated by another nationally recognized statistical ratingorganization (“NRSRO”), or, if unrated, determined by the Adviser to be of comparable credit quality). These securities are commonly referred to as "junk bonds." In the event that a security receives different ratings from different NRSROs, the Adviser will treat the security as being rated in the highest rating category received from an NRSRO. The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.
Illiquid Securities
Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund may invest up to 10% of the value of its net assets in illiquid securities. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees.
Rule 144A Securities
The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Adviser determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Trustees. The Board of Trustees monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 10% limit on investments in illiquid securities.
Warrants
The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long- or short-term capital gain or loss depending on the period for which the warrant is held.
Other Investments
The Fund may use a variety of other investment instruments in pursuing its investment objectives. The investments of the Fund may include fixed income securities, sovereign debt, options on foreign currencies and forward foreign currency contracts.
Investment Techniques
The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund's ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

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Short Sales
The Fund may from time to time engage in short sales of securities, for investment or for hedging purposes. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The Fund may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. In the event that the Fund elects to pursue such a strategy, the Fund expects it would sell shares of portfolio securities short through a pair trade system, where it would maintain a long position in a basket of dividend-paying stocks and a short position in a security or securities replicating an index, which the Fund expects to be outperformed by the dividend-paying stocks it owns.
The Fund may also sell short individual stocks that the Fund expects to underperform other stocks which the Fund holds. For hedging purposes, the Fund may purchase or sell short futures contracts on global equity indexes.
The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.
If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited.
The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.
Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, and currently intends to utilize short sales, the Adviser is under no obligation to utilize short sales at all. The Fund currently intends to close out each short position prior to the underlying issuer's ex-dividend date, if any, to avoid the Fund incurring any dividend expense in connection with such short position.
The Fund anticipates that it will generally not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 20% of the value of its total assets. See "Investment Objectives and Policies  - Investment Techniques  - Short Sales" and "Risk Factors  - Short Sale Risk."
Options on Securities
In order to hedge against adverse market shifts, the Fund may utilize up to 10% of its total assets (in addition to the 10% limit applicable to options on stock indices described below) to purchase put and call options on securities. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the SEC currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.
The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the

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writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to the excess of the security's market value at the time of the option exercise over the price at which the Fund is required to sell the underlying security less the premium received for writing the option. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.
The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.
As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.
In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the
Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value ("NAV") to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.
Options on Stock Indices
The Fund may utilize up to 10% of its total assets (in addition to the 10% limit applicable to options on securities) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Adviser's judgment in this respect will be correct.
Portfolio Turnover
The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the Fund's annual rate of portfolio turnover. In certain years, the annual portfolio turnover rate of the Fund may exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in the realization of net short term capital gains. If securities are not

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held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates.
Foreign Currency Transactions
The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund does not speculate in foreign currency.
Except for cross-hedges, the Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate their contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the
Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.
It should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.
Foreign Currency Options
The Fund may purchase and write options on foreign currencies to protect against declines in the U.S. dollar value of foreign securities or in the U.S. dollar value of dividends or interest expected to be received on these securities. These transactions may also be used to protect against increases in the U.S. dollar cost of foreign securities to be acquired by the Fund. Writing an option on foreign currency is only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The Fund may not purchase a foreign currency option if, as a result, premiums paid on foreign currency options then held by the Fund would represent more than 10% of the Fund's total assets.
A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.
A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to

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hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.
Futures Contracts and Options on Futures Contracts
Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts and may be able to achieve these objectives more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts. The Fund may engage in futures transactions on U.S. and foreign exchanges.
The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, to increase total return or to hedge against changes in interest rates, securities prices, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objectives and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA") pursuant to Rule 4.5 under the CEA with respect to the Fund. The Adviser is not subject to registration or regulation as a commodity pool operator under the CEA.
Defensive Positions
During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund will not be pursuing its investment objectives in these circumstances. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.
Equity-Linked Securities
The Fund may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See "Investment Objectives & Policies – Portfolio Investments – Foreign Securities" and "Risk Factors – Foreign Securities Risk." In addition, the Fund bears the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to the Fund's restrictions on investments in illiquid securities.
Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. If the underlying security is determined to be illiquid, participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.
Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase total return.

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The Fund's ability to enter into certain swap transactions may be limited by tax considerations. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer.
Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks). The Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term.
Equity swaps are derivatives and their value can be very volatile. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the underlying asset without the use of leverage. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired.
RISK FACTORS
An investment in the Fund's common shares is subject to risks. The value of the Fund's investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund's shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. You should consider carefully the following risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund.
Investment and Market Risk
An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.
Issuer Risk
The value of an issuer's securities that are held in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
Common Stock Risk
The Fund invests primarily in common stocks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in the actual financial condition of an issuer or investors’ perception thereof, the general condition of the relevant stock market, or the occurrence of political, geopolitical, social or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. In addition, common stock prices may be sensitive to interest rate fluctuations, as the costs of capital change for issuers. Also, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its

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financial condition. The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and assets, and therefore will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to interest rate fluctuation, as the costs of capital change for issuers.
Management Risk
The Fund is subject to management risk because it is an actively managed portfolio. The Fund's successful pursuit of its investment objectives depends upon the Adviser's ability to find and exploit market inefficiencies with respect to undervalued securities and identify companies experiencing a change in dividend policy, including the announcement of restructuring initiatives or special dividends. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Adviser to fulfill the Fund's investment objectives. The Adviser's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives.
Dividend Strategy Risks
The Fund's pursuit of its investment objectives depends upon the Adviser's ability to anticipate the dividend policies of the companies in which it chooses to invest. It is difficult to anticipate the level of dividends that companies will pay in any given timeframe. The Fund's strategies require the Adviser to identify and exploit opportunities such as the announcement of major corporate actions, such as restructuring initiatives or a special dividend, that may lead to high current dividend income. These situations are typically not recurring in nature or frequency, may be difficult to predict and may not result in an opportunity that allows the Adviser to fulfill the Fund's investment objective. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate and the favorable federal tax treatment afforded to dividends. Challenging economic conditions, affecting either the market as a whole or a specific investment in the Fund's portfolio, may limit the opportunity to benefit from the current dividend policies of the companies in which the Fund invests or may cause such companies to reduce or eliminate their dividends. In addition, a change in the favorable provisions of the federal tax laws may limit your ability to benefit from dividend increases or special dividends, may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.
Qualified Dividend Income Tax Risk
No assurance can be given as to what portion of the distributions paid to the Fund's shareholders, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the common shares of the Fund.
Foreign Securities Risk
The Fund has substantial exposure to foreign securities. The Fund's investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund's securities. These risks are heightened under adverse economic, market, geopolitical and other conditions. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The Fund has no other investment restrictions with respect to investing in foreign issuers. Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as qualified dividend income.
Emerging Market Securities Risk
The Fund may invest up to 35% of its total assets in securities of issuers located in "emerging markets." Although there is no universally accepted definition, an emerging or developing country is generally considered to be a country which is in the initial stages of industrialization. Investing in emerging markets can involve unique

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risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets, the risk of the imposition of economic sanctions against a country, the risk of nationalization of industries and expropriation of assets, social instability and war, currency transfer restrictions, risks that governments may substantially restrict foreign investing in their capital markets or in certain industries, impose punitive taxes, trade barriers and other protectionist or retaliatory measures. In the event of nationalization, default, debt restructuring, capital controls, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments. A market swing in one or more emerging market countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio.
The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. There could be difficulties in enforcing favorable legal judgments in foreign courts. Foreign markets may have different securities clearance and settlement procedures. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund's assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment because of these delays. Some investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals in response to geopolitical tensions or conflicts may adversely affect the value of the Fund’s foreign holdings. The type and severity of sanctions and other similar measures are difficult to measure or predict.
Depositary Receipts
Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. Dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.
The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. Dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.
Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited

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securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.
In addition, the issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund's performance. Investments in ADRs are also subject to foreign securities risk. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.
Small- and Medium Cap Company Risk
Compared to investment companies that focus only on large capitalization companies, the Fund's share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for gains and losses.
Portfolio Turnover Risk
The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that in certain years its annual portfolio turnover rate may exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.
Sector Risk
To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Information Technology Sector Risk - To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, competition for the services of qualified personnel and reduced availability of financing options. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Defensive Positions
During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund would not be pursuing its investment objectives in these circumstances and could miss favorable market developments. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.
Market Price of Shares
The shares of closed-end management investment companies often trade at a discount from their NAV, and the Fund's common shares may likewise trade at a discount from NAV. The trading price of the Fund's common shares may be less than the public offering price. The returns earned by the Fund's shareholders who sell their common shares below NAV will be reduced. The Fund may utilize leverage, which magnifies the market risk.
Cybersecurity Risk
Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or

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lose operational functionality. Furthermore, the Fund may be an appealing target for cybersecurity threats such as hackers and malware.
Leverage Risk
Leverage creates three major types of risks for shareholders:
•	the likelihood of greater volatility of NAV and market price of common shares because changes in value of the Fund's portfolio (including changes in the value of any interest rate swap, if applicable) are borne entirely by the common shareholders;
•	the possibility either that share income will fall if the interest rate on any borrowings or the dividend rate on any preferred shares issued rises, or that share income and distributions will fluctuate because the interest rate on any borrowings or the dividend rate on any preferred shares issued varies; and
•	if the Fund leverages through issuing preferred shares or borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements.
Leverage involves certain additional risks, including the risk that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund's NAV, market price and distributions. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.
In addition, funds borrowed pursuant a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. In the event of an event of default under a loan facility, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Fund by the 1940 Act. However, because the Fund's use of leverage is expected to be relatively modest and flexible in approach, the Adviser currently does not believe that these restrictions would significantly impact its management of the Fund.
The Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances. During periods in which the Fund is using leverage, the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total assets, including proceeds from borrowings, which may create an incentive to leverage the Fund.
Short Sale Risk
When transacting a short sale, the Fund must borrow the security sold to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund.
A short sale will be successful if the shorted security price decreases. However, if the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security sold short.
The Fund also incurs increased transaction costs associated with selling securities short.
REIT Risk
If the Fund invests in REITs, such investment will subject the Fund to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or the values of underlying mortgage loans, therefore making REIT shares less attractive, more volatile and less liquid than other income producing investments.
Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT, would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund's yield on that investment.

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Dividends paid by REITs will not generally qualify for the reduced federal income tax rate applicable to qualified dividends under the Code.
The Fund does not expect to invest a significant portion of its assets in REITs, but does not have any investment restrictions with respect to such investments.
MLP Risk
An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Although common unitholders are generally limited in their liability, similar to a corporation's shareholders, creditors typically have the right to seek the return of distributions made to such unitholders if the liability in question arose before the distribution was paid. This liability may stay attached to the common unitholder even after the units are sold. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
MLP Tax Risk
Certain diversification requirements imposed by the Code limits the Fund's ability to invest in MLP securities. In addition, the Fund's ability to meet its investment objectives may depend in part on the level of taxable income and distributions and dividends received from the MLP securities in which the Fund invests, a factor over which the Fund has no control. The benefit derived from the Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and distributions received by us would be taxed entirely as dividend income. Sale of MLPs may result in the Fund realizing significant amounts of taxable ordinary income even for MLP positions sold at an overall loss with such amounts of taxable ordinary income being very difficult for the Fund to estimate or accrue for, and the tax reporting being significantly delayed, subject to dramatic revisions, and depending on the MLP issuers so reporting.
Deferred Tax Risks of MLPs
As a limited partner in the MLPs in which the Fund invests, the Fund receives a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. The Fund's common shareholders will incur a current tax liability on the portion of an MLP's income and gains that is not offset by tax deductions and losses. The percentage of an MLP's income and gains that is offset by tax deductions and losses will fluctuate over time for various reasons.
Investments in Undervalued Securities
The Fund's investment strategy includes investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.
Special Risks Associated with Foreign Currency Options
Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally, as described below. In addition, there are certain additional risks associated with foreign currency options. The Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.
The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely

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basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.
Risk Characteristics of Options and Futures
Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option.
Special Risks Associated with Foreign Currency Futures Contracts and Related Options
Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally, as described above. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies, as described above.
Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss of up to the amount of the premium paid for the option, such as when there is no movement in the price of the underlying currency or futures contract.
Preferred Securities Risk
In addition to credit risk, investment in preferred securities carries risks including deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of "noncumulative preferreds") or defer (in the case of "cumulative preferreds"), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, to the extent proceeds are available after paying any more senior creditors, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks. Dividends paid on preferred securities will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.
Interest Rate Risk
Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in preferred stocks and fixed-rate debt securities means that the NAV and price of the common shares may decline if market interest rates rise. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk.

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The value of the Fund's common stock investments may also be influenced by changes in interest rates.
The risks attendant to changing interest rate environments have been, and continue to be, magnified in the current economic environment. To combat rising inflation, the Board of Governors of the Federal Reserve System increased the federal funds rate several times in 2022 and 2023; however, the Board of Governors of the Federal Reserve System decreased the federal funds rate in 2024 and 2025, and the future of interest rates remains uncertain.
Convertible Securities Risk
The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock, and, therefore, is also subject to the same types of market and issuer risks that may negatively affect the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally  will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.
Illiquid Securities Risk
Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees of the Fund.
Inflation Risk
Inflation risk is the risk that the purchasing power of assets or income from investment will be less in the future as inflation decreases the value of money. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund’s common shares. Most emerging market countries, in particular, have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on economies and securities markets globally. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.
Borrowing Risk
If the Fund borrows money, it would experience greater volatility of NAV and market price of the common shares. If the income from the securities purchased with such funds were not sufficient to cover the cost of any such borrowing, the return on the Fund would be less than if borrowing had not been used, and therefore the amount available for distribution to the Fund's shareholders as dividends and other distributions would be reduced and might not satisfy the level dividend rate distribution policy set by the Board of Trustees.
Risks of Derivative Instruments
The Fund may invest in derivative instruments as described in the Fund's Prospectus and Statement of Additional Information. Investments in derivative instruments may be for both investment and hedging purposes. Losses from investments in derivative instruments can, among other things, result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin and settlement payment requirements, related leverage factors or operational and legal issues associated with such transactions. The use of these investment techniques also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject

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to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Adviser's attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Adviser may choose not to hedge certain portfolio risks. The use of derivatives for investment purposes is considered a speculative practice and presents even greater risk of loss.
Rule 18f-4 under the 1940 Act, governs a registered investment company's use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Under Rule 18f-4, a fund's derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of Rule 18f-4. . Under the rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. In addition, under the rule, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the Fund to use derivatives, and reverse repurchase agreements and similar financing transactions as part of its investment strategies.
Anti-Takeover Provisions
The Fund's Declaration of Trust includes provisions that could have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices.
Market Events Risk
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the US Federal Reserve or foreign central banks, market disruptions caused by trade disputes, armed conflicts or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, imposition of sanctions and other measures, trading and tariff arrangements, actual or threated war or armed conflicts, terrorism, social unrest, natural or environmental disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected. In addition, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) or similar issues could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments.
Regulation as a “Commodity Pool”
The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund pursuant to Regulation 4.5 promulgated by the U.S. Commodity Futures Trading Commission (the “CFTC”). For the Investment Adviser to continue to qualify for the exclusion under CFTC Regulation 4.5 with respect to the Fund, the aggregate initial margin and premiums required to establish our positions in derivative instruments subject to the jurisdiction of the Commodity Exchange Act of 1936, as amended (“CEA”) (other than positions entered into for hedging purposes) may not exceed five percent of the Fund’s liquidation value or, alternatively, the net notional value of the Fund’s aggregate investments in CEA-regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of the Fund’s liquidation value. In the event the Adviser fails to qualify for the exclusion with respect to the Fund and is required to register as a “commodity pool operator”, it will become subject to additional disclosure, record keeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

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ESG Integration Risk
To the extent the ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics may not be the only factors considered and, as a result, the issuers inwhich the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings.The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG factors.
FUNDAMENTAL INVESTMENT RESTRICTIONS
The following investment restrictions of the Fund are designated as fundamental policies and as such may not be changed without the approval of a majority of the Fund's outstanding common shares, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:
1.	Borrow money, except as permitted by the 1940 Act. The Fund may borrow money for investment purposes, commonly referred to as leverage, and for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%. The Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices;
2.	Issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;
3.	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;
4.	Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act in selling or disposing of a portfolio investment;
5.	Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies and (b) entering into repurchase agreements;
6.	Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;
7.	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments; and
8.	With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; or invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).
EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund's continued use of the line of credit as of October 31, 2025 as a percentage of total managed assets (including assets attributable to such leverage), and the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund's use of certain other

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forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with reverse repurchase agreements (or dollar rolls or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.
Assumed annual returns on the Fund's portfolio (net of expenses)	(10%)	(5%)	0%	5%	10%
Corresponding return of shareholder	(10.1%)	(5.1%)	-	5.0%	10.0%
Based on estimated indebtedness of $8,506,909 (representing approximately 0.80% of the Fund's Managed Assets as of October 31, 2025) at an annual interest rate of 5.096% (effective interest rate as of October 31, 2025), the Fund's investment portfolio at fair value would have to produce an annual return of approximately 0.04% to cover annual interest payments on the estimated debt.
Share total return is composed of two elements – the distributions paid by the Fund to holders of Shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund's portfolio and not the actual performance of the Fund's Shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund's investment objective and policies. As noted above, the Fund's willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Adviser's assessment of the yield curve environment, interest rate trends, market conditions and other factors.

2025 Annual Report	87

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Funds intend to distribute to shareholders substantially all of their net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Funds do not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Trustees of a Fund declare an income dividend or a capital gains distribution payable either in the Funds' common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Funds or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Funds will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Funds should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the Funds' share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Funds' shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Funds on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Funds' common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Funds. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

88	2025 Annual Report

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Funds or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Funds or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

2025 Annual Report	89

Management of the Funds  (Unaudited)
As of October 31, 2025

The names, years of birth and business addresses of the Board Members and officers of the Funds as of October 31, 2025, their principal occupations during at least the past five years, the number of portfolios each Board Member oversees and other directorships they hold are provided in the tables below. Board Members that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds or the Funds' Adviser are included in the table below under the heading “Interested Board Members.” Board Members who are not interested persons, as described above, are referred to in the table below under the heading “Independent Board Members.” abrdn Inc., its parent company Aberdeen Group plc, and its advisory affiliates are collectively referred to as “Aberdeen” in the tables below.
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Interested Board Member
Christian Pittard*** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1973	Class III Trustee and Vice President	Term expires 2026; Trustee since 2024	Mr. Pittard is Head of Closed End Funds for Aberdeen and is responsible for the US and UK businesses. Aberdeen is currently the 5th largest listed Closed-End Fund manager in the world. He is also Managing Director of Corporate Finance, having done a significant number of closed end fund transactions in the US and UK since joining abrdn in 1999. Previously, he was Head of the Americas and the North American Funds business for Aberdeen based in the US.	12 Registrants consisting of 12 Portfolios	None.
Independent Board Members
P. Gerald Malone c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chair of the Board; Class II Trustee	Term expires 2028; Trustee since 2018	Mr. Malone is a lawyer of over 40 years standing. Currently, he is an adviser to KeifeRX, a US healthcare company developing a novel neurotherapy treatment. He is also Chairman of a number of the open and closed end funds in the abrdn Fund Complex. He previously served as a non-executive director of U.S. healthcare companies, Medality LLC until 2023 and Bionik Laboratories Corp. (2018 – July 2022). Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	9 Registrants consisting of 25 Portfolios	None.
90	2025 Annual Report

Management of the Funds  (Unaudited)  (continued)
As of October 31, 2025

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Todd Reit c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Class II Trustee	Term expires 2028, Trustee since 2023	Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank’s asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).	10 Registrants consisting of 10 Portfolios	None.
John Sievwright c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class I Trustee	Term expires 2027; Trustee since 2018	Mr. Sievwright is the Chairman of Burford Capital Ltd since May 2024 and a Director since 2020 (provider of legal finance, complex strategies, post- settlement finance and asset management services and products, Revolut Limited, a UK-based digital banking firm since August 2021, and Chairman of Buyside Trading Solutions Limited, an unlisted company, since its formation in July 2022. Previously he was a Non-Executive Director for the following UK companies: FirstGroup plc, ICAP plc and NEX Group plc (2017-2018) (financial).	6 Registrants consisting of 8 Portfolios	Non-Executive Director of Burford Capital Ltd (provider of legal finance, complex strategies, post-settlement finance and asset management services and products) since May 2020.
2025 Annual Report	91

Management of the Funds  (Unaudited)  (continued)
As of October 31, 2025

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Nancy Yao c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class III Trustee	Term expires 2026; Trustee since 2018	Ms. Yao has over 25 years of Asia, finance, and governance experience in for profit and non-profit organizations, including Goldman Sachs, CFRA, and the Yale-China Association. She is an assistant professor adjunct at Yale University where she teaches financial accounting and governance. Ms. Yao is a board member of the National Committee on U.S.-China Relations and a member of the Council on Foreign Relations. She also serves as an assistant dean at the David Geffen School of Drama at Yale. She received her MBA from the Yale School of Management and her AB in Diplomacy and World Affairs at Occidental College.	8 Registrants consisting of 8 Portfolios	None.

*	As of the date of this report, the Fund Complex has a total of 17 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (17 Portfolios), and abrdn ETFs (2 Portfolios).
**	Current directorships (excluding Fund Complex) as of the date of this report held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
***	Mr. Pittard is deemed to be an interested person because of his affiliation with the Fund’s investment adviser.
92	2025 Annual Report

Management of the Funds  (Unaudited)  (continued)
As of October 31, 2025

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Martin Connaghan** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2018	Currently an Investment Director on the Global Equity Team at Aberdeen. Martin joined Aberdeen in 2001, via the acquisition of Murray Johnstone.
Joshua Duitz** c/o abrdn Inc. 875 Third Ave 4th Floor, Suite 403 New York, NY 10022 Year of Birth: 1970	Vice President	Since 2018	Currently, Head of Global Income at abrdn Inc. Mr. Duitz joined abrdn Inc. in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager.
Sharon Ferrari** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer	Treasurer and Chief Financial Officer Since 2023; Fund Officer Since 2018	Currently, Director, Product Management for Aberdeen. Ms. Ferrari joined Aberdeen as a Senior Fund Administrator in 2008.
Katie Gebauer** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Chief Compliance Officer and Vice President – Compliance	Chief Compliance Officer Since 2025; Fund Officer Since 2023	Currently, Ms. Gebauer is Head of US Registered Fund Compliance. She serves as the Chief Compliance Officer for Aberdeen's US closed end funds, open end funds and ETFs. Ms. Gebauer joined Aberdeen in 2014.
Alan Goodson** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Chief Executive Officer and President	Since 2018	Currently, Executive Director and Head of Product & Client Solutions – Americas for Aberdeen, overseeing Product Management & Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of Aberdeen and joined Aberdeen in 2000.
Heather Hasson** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2018	Currently, Senior Product Development Manager. Previously, Senior Product Solutions and Implementation Manager, Product Governance US for Aberdeen. Ms. Hasson joined the company in November 2006.
Robert Hepp** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2022	Currently, Senior Product Governance Manager – US for Aberdeen. Mr. Hepp joined Aberdeen as a Senior Paralegal in 2016.
Megan Kennedy** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since 2018	Currently, Senior Director, Product Governance for Aberdeen. Ms. Kennedy joined Aberdeen in 2005.
Andrew Kim** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2022	Currently, Senior Product Governance Manager – Attorney for Aberdeen. Mr. Kim joined Aberdeen as a Product Manager in 2013.
2025 Annual Report	93

Management of the Funds  (Unaudited)  (concluded)
As of October 31, 2025

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Michael Marsico** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2022	Currently, Senior Product Manager – US for Aberdeen. Mr. Marsico joined Aberdeen as a Fund Administrator in 2014.
Kolotioloma Silue** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President	Since 2024	Currently, Senior Product Manager for Aberdeen. Mr. Silue joined Aberdeen in October 2023 from Tekla Capital Management where he was employed as a Senior Manager of Fund Administration.
Lucia Sitar** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2018	Currently, Vice President and U.S. Counsel - Head of Product Governance for Aberdeen. Previously, Ms. Sitar was Head of Product Governance and Management and Managing U.S. Counsel for Aberdeen. She joined Aberdeen as U.S. Counsel in 2007.
Michael Taggart** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President	Since 2024	Currently, Head of Closed-End Fund Investor Relations at Aberdeen. since 2023. Prior to that, he was Vice President of Investment Research and Operations at Relative Value Partners, LLC from June 2022. Prior to that, he was self-employed after having left Nuveen in November 2020, where he had served as Vice President of Closed-End Fund Product Strategy since November 2013.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually at a meeting of the Fund Board.
**	Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.
Further information about the Fund's Board Members and Officers is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 522-5465.
94	2025 Annual Report

AGD Additional Information  (unaudited)

Summary of Fund Expenses
The following table shows Fund expenses as a percentage of net assets attributable to common shares of beneficial interest with no par value (“Common Shares”).  The expenses shown in the table and related footnotes, along with the example, are based on the Fund’s capital structure as of October 31, 2025. Actual expenses may be greater or less than those shown below.
Common Shareholder transaction expenses
Sales load (as a percentage of offering price)(1)	-%
Offering expenses borne by the Fund (as a percentage of offering price)(2)	-%
Dividend reinvestment and Optional Cash Purchase Plan fees (per share for open-market purchases of Common Shares)(3)
Fee for Open Market Purchases of Common Shares	$0.02 (per share)
Fee for Optional Shares Purchases	$5.00 (max)
Sales of Shares Held in a Dividend Reinvestment Account	$0.12 (per share) and $25.00 (max)

Annual expenses (as a percentage of net assets attributable to Common Shares)
Advisory fee(4)	1.00%
Interest expenses on bank borrowings(5)	0.10%
Other expenses	0.23%
Total annual expenses	1.33%
(1)  If Common Shares are sold to or through underwriters, a prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.
(2)  Offering expenses payable by the Fund will be deducted from the proceeds, before expenses, to the Fund.
(3)  Shareholders who participate in the Fund’s Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”) may be subject to fees on certain transactions. The Plan Agent's (as defined under “Dividend Reinvestment and Optional Cash Purchase Plan” in this Prospectus) fees for the handling of the reinvestment of dividends will be paid by the Fund; however, participating shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant, which will be deducted from the value of the dividend. For optional share purchases, shareholders will also be charged a $2.50 fee for automatic debits from a checking/savings account, a $5.00 one-time fee for online bank debit and/or $5.00 for check. Shareholders will be subject to $0.12 per share fee and either a $10.00 fee (for batch orders) or $25.00 fee (for market orders) for sales of shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Plan agent is required to pay. For more details about the Plan, see “Dividend Reinvestment and Optional Cash Purchase Plan” in this Prospectus.
(4)  The Adviser receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.
(5)  The percentage in the table is based on total borrowings of $5,026,000 (the balance outstanding under the Fund’s secured, uncommitted line of credit with BNP Paribas Prime Brokerage International Ltd. (the “Credit Facility”) as of October 31, 2025, representing approximately 1.79% of the Fund’s total average assets, which includes the assets purchased through leverage) and an average interest rate during the fiscal year ended October 31, 2025, of 5.32%. There can be no assurances that the Fund will be able to obtain such level of borrowing (or to maintain its current level of borrowing), that the terms under which the Fund borrows will not change, or that the Fund’s use of leverage will be profitable. The Fund currently intends during the next twelve months to maintain a similar proportionate amount of borrowings but may increase such amount to 33 1/3% of the average daily value of the Fund’s total assets.
The purpose of the table above and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table under “Other expenses” and “Total annual expenses” assume that the Fund has not issued any additional Common Shares.
2025 Annual Report	95

AGD Additional Information  (unaudited)  (continued)

The following example illustrates the expenses you would pay on a $1,000 investment in Common Shares, assuming a 5% annual portfolio total return.*
1 Year	3 Years	5 Years	10 Years
$14	$42	$73	$160
* The example does not include sales load or estimated offering costs. In connection with an offering of Common Shares, the applicable Prospectus Supplement will set forth an Example including sales load and estimated offering costs. The example should not be considered a representation of future expenses or rate of return and actual Fund expenses may be greater or less than those shown. The example assumes that (i) all dividends and other distributions are reinvested at NAV, and (ii) the percentage amounts listed under “Total annual expenses” above remain the same in the years shown. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the examples. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund — Advisory Agreement” in the Fund's Prospectus.
Senior Securities
The following table sets forth information about the Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal years. The Fund’s senior securities during this time period are comprised of borrowings which constitutes a “senior security” as defined in the 1940 Act. Audited information regarding the Fund's senior securities is incorporated by reference from the Fund's Financial Highlights included elsewhere in this Annual Report.
Fiscal Year Ended	Title of Security	Total Amount Outstanding (000's omitted)(1)	Asset Coverage Per $1,000(2)
October 31, 2025	Committed Facility Agreement	$ 5,026	$58,558
October 31, 2024	Committed Facility Agreement	$8,312	$34,368
October 31, 2023	Committed Facility Agreement	$1,537	$161,213
October 31, 2022	Committed Facility Agreement	$--	$--
October 31, 2021	Committed Facility Agreement	$311	$523,384
October 31, 2020	Committed Facility Agreement	$--	$--
October 31, 2019	Committed Facility Agreement	$211	$663,650
October 31, 2018	Committed Facility Agreement	$--	$--
October 31, 2017	Committed Facility Agreement	$2,920	$48,124
October 31, 2016	Committed Facility Agreement	$--	$--
(1) Principal amount outstanding represents the principal amount owed by the Fund to lenders under the line of credit in place at the time.
(2) Asset coverage per $1,000 is calculated by dividing total assets (less all liabilities and indebtedness not represented by senior securities) by the amount of the line of credit and then multiplying by $1,000.
Description of Common Shares
The Fund’s Common Shares are publicly held and are listed and traded on the NYSE (trading symbol "AGD"). The following table sets forth for the fiscal quarters indicated the highest and lowest daily prices during the applicable quarter at the close of market on the NYSE per Common Share along with (i) the highest and lowest closing NAV and (ii) the highest and lowest premium or discount from NAV represented by such prices at the close of the market on the NYSE.
	NYSE Market Price(1)		NAV at NYSE Market Price(1)		Market Premium/(Discount) to NAV on Date of NYSE Market Price(1)
Quarter Ended (2)	High	Low	High	Low	High	Low
October 31, 2025	$13.89	$11.05	$11.67	$10.91	19.02%	1.28%
July 31, 2025	$11.45	$10.04	$11.30	$10.54	1.33%	-4.74%
April 30, 2025	$10.50	$8.74	$11.29	$9.65	-7.00%	-9.43%
January 31, 2025	$10.37	$9.70	$11.31	$10.87	-8.31%	-10.76%
October 31, 2024	$10.62	$9.41	$11.66	$10.83	-8.92%	-13.11%
July 31, 2024	$11.05	$9.10	$10.91	$11.42	1.28%	-20.32%
96	2025 Annual Report

AGD Additional Information  (unaudited)  (concluded)

	NYSE Market Price(1)		NAV at NYSE Market Price(1)		Market Premium/(Discount) to NAV on Date of NYSE Market Price(1)
Quarter Ended (2)	High	Low	High	Low	High	Low
April 30, 2024	$9.71	$9.14	$11.26	$10.74	-13.77%	-14.90%
January 31, 2024	$9.48	$8.46	$11.07	$9.98	-14.36%	-15.23%
October 31, 2023	$9.61	$8.20	$11.12	$9.82	-13.58%	-16.50%
July 31, 2023	$9.71	$9.12	$11.13	$10.61	-12.76%	-14.04%
April 30, 2023	$10.07	$8.89	$11.31	$10.44	-10.96%	-14.85%
January 31, 2023	$10.11	$8.48	$11.16	$9.82	-9.41%	-13.65%
(1) Source: Bloomberg L.P.
(2) Data presented are with respect to a short period of time and are not indicative of future performance.
Shares of closed-end management investment companies may trade at a market price that is less than the NAV that is attributable to those shares. The possibility that the Fund’s Common Shares will trade at a discount to NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that the Fund’s NAV will decrease. It is not possible to predict whether the Fund’s Common Shares will trade at, above or below NAV in the future. On December 22, 2025, the Fund’s NAV was $11.70, and the last reported sale price of a Common Share on the NYSE was $11.90, representing a premium to NAV of 1.71%.
2025 Annual Report	97

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Corporate Information

Trustees
P. Gerald Malone, Chair
Christian Pittard
Todd Reit
John Sievwright
Nancy Yao
Investment Adviser
abrdn Investments Limited
1 George Street
Edinburgh, EH2 2LL
United Kingdom
Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Company
John Adams Building
1776 Heritage Drive
North Quincy, MA 02171
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington, D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenplc.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn Global Dynamic Dividend Fund and abrdn Total Dynamic Dividend Fund are traded on the NYSE under the symbols “AGD” and “AOD”, respectively. Information about the Funds' net asset value and market price is available at www.aberdeenagd.com (AGD) and www.aberdeenaod.com (AOD).
This report, including the financial information herein, is transmitted to the shareholders of abrdn Global Dynamic Dividend Fund and abrdn Total Dynamic Dividend Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

AOE-0143-AR

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of October 31, 2025, abrdn Total Dynamic Dividend Fund (the “Fund” or the “Registrant”) had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that John Sievwright, a member of the Board of Trustees’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sievwright as the Audit Committee’s financial expert. Mr. Sievwright is considered to be an “independent” trustee, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees[1]	(b) Audit-Related Fees[2]	(c) Tax Fees[3]	(d) All Other Fees[4]
October 31, 2025	$74,000	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%
October 31, 2024	$71,800	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

5 Pre-approval exception under Rule 2-01 of Regulation S-X. The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

(e)(1)	The Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Trustees for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser (the “Adviser”) or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships that may affect the independent auditor’s independence, including the disclosures required by PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Registrant, the Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. “Permissible non-audit services” include any professional services, including tax services, provided to the Registrant by the independent auditor, other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Registrant; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the PCAOB determines, by regulation, is impermissible. Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Registrant constitutes not more than 5% of the total amount of revenues paid by the Registrant to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Pursuant to this authority, the Registrant’s Committee delegates to the Committee Chair, subject to subsequent ratification by the full Committee, up to a maximum amount of $25,000, which includes any professional services, including tax services, provided to the Registrant by its independent registered public accounting firm other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two fiscal years for non-audit services to the Registrant, and to the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”):

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
October 31, 2025	$0	$0	$1,253,744	$1,253,744
October 31, 2024	$0	$0	$629,124	$629,124

“Non-Audit Fees billed to Fund” for both fiscal years represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“the Exchange Act”) (15 U.S.C. 78c(a)(58)(A)).

As of the fiscal year ended October 31, 2025, the Audit Committee members were:

Nancy Yao

P. Gerald Malone

John Sievwright

(b)	Not applicable.

Item 6.  Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Adviser, provided that the Registrant's Board of Trustees has the opportunity to periodically review the Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Adviser are included as Exhibit (d).

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) PORTFOLIO MANAGER BIOGRAPHIES

The Fund is managed by Aberdeen’s Developed Markets Income and Real Assets Equity team. As of the date of filing this report, the members of the team having the most significant responsibility for day-to-day management of the Fund are listed below.

Individual & Position	Past Business Experience	Served on Fund Since
Josh Duitz Head of Global Income	Josh Duitz is Head of Global Income at Aberdeen. He is a Portfolio Manager of our global dynamic dividend and global infrastructure funds. Josh joined the company in 2018 from Alpine Woods Capital Management where he was a Portfolio Manager. Previously, Josh worked for Bear Stearns where he was a Managing Director, Principal and traded international equities. Prior to that, Josh worked for Arthur Andersen where he was a senior auditor.	2012
Martin Connaghan Investment Director, Global Equities	Martin Connaghan is an Investment Director on the Developed Markets Equity Team at Aberdeen. He is one of the managers of Murray International Trust Plc and is also responsible for a range of Global Equity, Global Equity Income, Dynamic Dividend and Shariah compliant strategies. Martin joined Murray Johnstone in 1998, which was subsequently acquired by Aberdeen Asset Management in 2001. Martin has held a number of roles including Trader, Credit Analyst and ESG Analyst and has been focused on the management of Global Equity mandates for 17 years.	2018
Andrew Kohl Senior Investment Director, Global Equities	Andrew Kohl is a Senior Investment Director at Aberdeen and is responsible for supporting the North American Income Trust strategy. Andrew joined the company in November 2023 from Triton International where he was Vice President of Corporate Strategy & Investor Relations. Previously, Andrew worked for Alpine Woods Capital Investors as a portfolio manager and equity research analyst. Andrew graduated with a BA in economics from Williams College and an MBA from the MIT Sloan School of Management. Andrew is a CFA Charterholder.	2024

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS.

The following chart summarizes information regarding other accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” include the Fund. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. The information in the table below is as of October 31, 2025.

Name of Portfolio Manager	Type of Accounts	Other Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Josh Duitz[1]	Registered Investment Companies	5	$2,163.40	0	$0
	Pooled Investment Vehicles	20	$7,681.89	0	$0
	Other Accounts	3	$282.31	0	$0

Martin Connaghan[1]	Registered Investment Companies	5	$2,163.40	0	$0
	Pooled Investment Vehicles	20	$7,681.89	0	$0
	Other Accounts	3	$282.31	0	$0

Andrew Kohl[1]	Registered Investment Companies	5	$2,163.40	0	$0
	Pooled Investment Vehicles	20	$7,681.89	0	$0
	Other Accounts	3	$282.31	0	$0

1 Includes accounts managed by the Developed Markets Income and Real Assets Equity Team, of which the portfolio manager is a member.

POTENTIAL CONFLICTS OF INTEREST

The Adviser and its affiliates (collectively referred to herein as “Aberdeen”) serve as investment advisers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance-based fees with qualified clients. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts (including UMA accounts) and discretionary SMA accounts, abrdn Inc. will utilize a third party service provider to deliver model portfolio recommendations and model changes to the Sponsors. abrdn Inc. seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each Sponsor on a when-traded, randomized full rotation schedule. All Sponsors will be included in the rotation schedule, including SMA and UMA.

UMA Sponsors will be responsible for determining how and whether to implement the model portfolio or model changes and implementation of any client specific investment restrictions. The Sponsors are solely responsible for determining the suitability of the model portfolio for each model delivery client, executing trades and seeking best execution for such clients.

As it relates to SMA accounts, abrdn Inc. will be responsible for managing the account on the basis of each client’s financial situation and objectives, the day to day investment decisions, best execution, accepting or rejecting client specific investment restrictions and performance. The SMA Sponsors will collect suitability information and will provide a summary questionnaire for our review and approval or rejection. For dual contract SMAs, abrdn Inc. will collect a suitability assessment from the client, along with the Sponsor suitability assessment. Our third party service provider will monitor client specific investment restrictions on a day to day basis. For SMA accounts, model trades will be traded by the Sponsor or may be executed through a “step-out transaction,”- or traded away- from the client’s Sponsor if doing so is consistent with Aberdeen’s obligation to obtain best execution. When placing trades through Sponsor Firms (instead of stepping them out), we will generally aggregate orders where it is possible and in the client’s best interests. In the event we are not comfortable that a Sponsor can obtain best execution for a specific security and trading away is infeasible, we may exclude the security from the model.

Trading costs are not covered by the Wrap Program fee and may result in additional costs to the client. In some instances, step-out trades are executed without any additional commission, mark-up, or mark-down, but in many instances, the executing broker-dealer may impose a commission or a mark-up or mark-down on the trade. Typically, the executing broker will embed the added costs into the price of the trade execution, making it difficult to determine and disclose the exact added cost to clients. In this instance, these additional trading costs will be reflected in the price received for the security, not as a separate commission, on trade confirmations or on account statements. In determining best execution for SMA accounts, abrdn Inc. takes into consideration that the client will not pay additional trading costs or commission if executing with the Sponsor.

While UMA accounts are invested in the same strategies as and may perform similarly to SMA accounts, there are expected to be performance differences between them. There will be performance dispersions between UMAs and other types of accounts because Aberdeen does not have discretion over trading and there may be client specific restrictions for SMA accounts.

Aberdeen may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed Aberdeen’s recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. Aberdeen has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

(a)(3)

DESCRIPTION OF COMPENSATION STRUCTURE

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.  Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award is composed of a mixture of cash and a deferred award, the portion of which varies based on the size of the award.  Deferred awards are by default Aberdeen Group plc shares, with an option to put up to 50% of the deferred award into funds managed by abrdn. Overall compensation packages are designed to be competitive relative to the investment management industry. The information below is as of October 31, 2025.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds managed by abrdn, to align the interest of portfolio managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of Aberdeen Group plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2025
Martin Connaghan	None
Josh Duitz	$10,001-$50,000
Andrew Kohl	None

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Nov. 1, 2024 – Nov. 30, 2024)	—	—	—	8,380,760
Month #2 (Dec. 1, 2024– Dec. 31, 2024)	—	—	—	8,380,760
Month #3 (Jan. 1, 2025 – Jan. 31, 2025)	—	—	—	8,380,760
Month #4 (Feb. 1, 2025 – Feb. 28, 2025)	—	—	—	8,380,760
Month #5 (Mar. 1, 2025 – Mar. 31, 2025)	—	—	—	8,380,760
Month #6 (Apr. 1, 2025 – Apr. 30, 2025)	—	—	—	8,380,760
Month #7 (May 1, 2025 – May 31, 2025)	—	—	—	8,380,760
Month #8 (June 1, 2025 – June 30, 2025)	—	—	—	8,380,760
Month #9 (Jul. 1, 2025 – Jul. 31, 2025)	—	—	—	8,380,760
Month #10 (Aug. 1, 2025 – Aug. 31, 2025)	—	—	—	8,380,760
Month #11 (Sep. 1, 2025– Sep. 30, 2025)	—	—	—	8,380,760
Month #12 (Oct. 1, 2025 – Oct. 31, 2025)	—	—	—	8,380,760
Total

(1)	On June 13, 2018, the Fund’s Board approved an open market share repurchase program (the “Program”). Under the terms of the Program, the Fund is permitted to repurchase, in the open market, up to 10% of its outstanding shares of common stock as of June 13, 2018. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions.

On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this Program during the prior quarter. If shares are repurchased, the Fund reports repurchase activity on the Fund's website on a monthly basis. For the fiscal year ended October 31, 2025, the Fund did not repurchase any shares through the Program.

Item 15. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2025, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(a)(3)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(5)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	Proxy Voting Policy of Registrant

(d)	Proxy Voting Policies and Procedures of Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Total Dynamic Dividend Fund

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn Total Dynamic Dividend Fund

Date: January 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn Total Dynamic Dividend Fund

Date: January 8, 2026

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of
abrdn Total Dynamic Dividend Fund

Date: January 8, 2026